Exhibit 99.2

Supplemental Information

Second Quarter 2008

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Income statement
Net interest income	$20,612	$16,659	$10,621	$9,991	$9,165	$8,617	$8,389
Noninterest income	16,706	21,181	9,694	7,012	3,564	7,383	11,236
Total revenue, net of interest expense	37,318	37,840	20,315	17,003	12,729	16,000	19,625
Provision for credit losses	11,840	3,045	5,830	6,010	3,310	2,030	1,810
Noninterest expense, before merger and restructuring charges	18,377	18,126	9,352	9,025	10,194	8,530	9,080
Merger and restructuring charges	382	186	212	170	140	84	75
Income tax expense (benefit)	2,099	5,467	1,511	588	(1,183)	1,658	2,899
Net income	4,620	11,016	3,410	1,210	268	3,698	5,761
Diluted earnings per common share	0.95	2.44	0.72	0.23	0.05	0.82	1.28
Average diluted common shares issued and outstanding	4,460,633	4,487,224	4,457,193	4,461,201	4,470,108	4,475,917	4,476,799
Dividends paid per common share	$1.28	$1.12	$0.64	$0.64	$0.64	$0.64	$0.56

Performance ratios
Return on average assets	0.53%	1.44%	0.78%	0.28%	0.06%	0.93%	1.48%
Return on average common shareholders’ equity	6.06	16.86	9.25	2.90	0.60	11.02	17.55

At period end
Book value per share of common stock	$31.11	$29.95	$31.11	$31.22	$32.09	$30.45	$29.95
Tangible book value per share of common stock (1)	13.65	15.11	13.65	13.73	14.62	15.25	15.11
Market price per share of common stock:
Closing price	$23.87	$48.89	$23.87	$37.91	$41.26	$50.27	$48.89
High closing price for the period	45.03	54.05	40.86	45.03	52.71	51.87	51.82
Low closing price for the period	23.87	48.80	23.87	35.31	41.10	47.00	48.80
Market capitalization	106,292	216,922	106,292	168,806	183,107	223,041	216,922

Number of banking centers - domestic	6,131	5,749	6,131	6,148	6,149	5,748	5,749
Number of branded ATMs - domestic	18,531	17,183	18,531	18,491	18,753	17,231	17,183
Full-time equivalent employees	206,587	195,675	206,587	209,096	209,718	198,000	195,675

(1)	Tangible book value per share of common stock is a non-GAAP measure. For a corresponding reconciliation of common tangible shareholders’ equity to a GAAP financial measure, see Supplemental Financial Data on page 3. We believe the use of this non-GAAP measure provides additional clarity in assessing the results of the Corporation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Net interest income	$21,228	$17,383	$10,937	$10,291	$9,815	$8,992	$8,784
Total revenue, net of interest expense	37,934	38,564	20,631	17,303	13,379	16,375	20,020
Net interest yield	2.83%	2.60%	2.92%	2.73%	2.61%	2.61%	2.59%
Efficiency ratio	49.45	47.48	46.35	53.14	77.24	52.61	45.73

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Return on average common shareholders’ equity and return on average tangible shareholders’ equity utilize non-GAAP allocation methodologies. Return on average common shareholders’ equity measures the earnings contribution of a unit as a percentage of the shareholders’ equity allocated to that unit. Return on average tangible shareholders’ equity measures the earnings contribution of the Corporation as a percentage of shareholders’ equity reduced by goodwill. These measures are used to evaluate our use of equity (i.e., capital) at the individual unit level and are integral components in the analytics for resource allocation. The efficiency ratio measures the costs expended to generate a dollar of revenue. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, and the six months ended June 30, 2008 and 2007.

Reconciliation of net income to operating earnings

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Net income	$4,620	$11,016	$3,410	$1,210	$268	$3,698	$5,761
Merger and restructuring charges	382	186	212	170	140	84	75
Related income tax benefit	(141)	(69)	(78)	(63)	(52)	(31)	(28)

Operating earnings	$4,861	$11,133	$3,544	$1,317	$356	$3,751	$5,808

Reconciliation of ending common shareholders’ equity to ending common tangible shareholders’ equity

Ending common shareholders’ equity	$138,540	$132,900	$138,540	$139,003	$142,394	$135,109	$132,900
Ending goodwill	(77,760)	(65,845)	(77,760)	(77,872)	(77,530)	(67,433)	(65,845)

Ending common tangible shareholders’ equity	$60,780	$67,055	$60,780	$61,131	$64,864	$67,676	$67,055

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Average shareholders’ equity	$158,078	$133,569	$161,428	$154,728	$144,924	$134,487	$133,551
Average goodwill	(77,721)	(65,703)	(77,815)	(77,628)	(78,308)	(67,499)	(65,704)

Average tangible shareholders’ equity	$80,357	$67,866	$83,613	$77,100	$66,616	$66,988	$67,847

Operating basis

Return on average assets	0.56%	1.46%	0.81%	0.30%	0.08%	0.94%	1.49%
Return on average common shareholders’ equity	6.40	17.04	9.63	3.20	0.85	11.18	17.70
Return on average tangible shareholders’ equity	12.17	33.08	17.05	6.87	2.12	22.21	34.34
Efficiency ratio (1)	48.44	47.00	45.32	52.16	76.19	52.10	45.35

(1)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Interest income
Interest and fees on loans and leases	$27,536	$26,207	$13,121	$14,415	$15,363	$14,111	$13,323
Interest on debt securities	5,674	4,712	2,900	2,774	2,738	2,334	2,332
Federal funds sold and securities purchased under agreements to resell	2,008	4,135	800	1,208	1,748	1,839	2,156
Trading account assets	4,593	4,540	2,229	2,364	2,358	2,519	2,267
Other interest income	2,075	2,198	977	1,098	1,272	1,230	1,154

Total interest income	41,886	41,792	20,027	21,859	23,479	22,033	21,232

Interest expense
Deposits	8,108	8,295	3,520	4,588	5,253	4,545	4,261
Short-term borrowings	7,229	10,850	3,087	4,142	5,598	5,519	5,534
Trading account liabilities	1,589	1,713	749	840	825	906	821
Long-term debt	4,348	4,275	2,050	2,298	2,638	2,446	2,227

Total interest expense	21,274	25,133	9,406	11,868	14,314	13,416	12,843

Net interest income	20,612	16,659	10,621	9,991	9,165	8,617	8,389

Noninterest income
Card income	7,090	6,891	3,451	3,639	3,591	3,595	3,558
Service charges	5,035	4,272	2,638	2,397	2,415	2,221	2,200
Investment and brokerage services	2,662	2,342	1,322	1,340	1,427	1,378	1,193
Investment banking income	1,171	1,412	695	476	544	389	774
Equity investment income	1,646	2,843	592	1,054	317	904	1,829
Trading account profits (losses)	(1,426)	1,879	357	(1,783)	(5,380)	(1,388)	949
Mortgage banking income	890	361	439	451	386	155	148
Gains on sales of debt securities	352	64	127	225	109	7	2
Other income (loss)	(714)	1,117	73	(787)	155	122	583

Total noninterest income	16,706	21,181	9,694	7,012	3,564	7,383	11,236

Total revenue, net of interest expense	37,318	37,840	20,315	17,003	12,729	16,000	19,625

Provision for credit losses	11,840	3,045	5,830	6,010	3,310	2,030	1,810

Noninterest expense
Personnel	9,146	9,762	4,420	4,726	4,822	4,169	4,737
Occupancy	1,697	1,457	848	849	827	754	744
Equipment	768	682	372	396	373	336	332
Marketing	1,208	1,092	571	637	712	552	537
Professional fees	647	512	362	285	404	258	283
Amortization of intangibles	893	780	447	446	467	429	391
Data processing	1,150	909	587	563	590	463	472
Telecommunications	526	495	266	260	263	255	244
Other general operating	2,342	2,437	1,479	863	1,736	1,314	1,340
Merger and restructuring charges	382	186	212	170	140	84	75

Total noninterest expense	18,759	18,312	9,564	9,195	10,334	8,614	9,155

Income (loss) before income taxes	6,719	16,483	4,921	1,798	(915)	5,356	8,660
Income tax expense (benefit)	2,099	5,467	1,511	588	(1,183)	1,658	2,899

Net income	$4,620	$11,016	$3,410	$1,210	$268	$3,698	$5,761

Preferred stock dividends	376	86	186	190	53	43	40

Net income available to common shareholders	$4,244	$10,930	$3,224	$1,020	$215	$3,655	$5,721

Per common share information
Earnings	$0.96	$2.47	$0.73	$0.23	$0.05	$0.83	$1.29
Diluted earnings	0.95	2.44	0.72	0.23	0.05	0.82	1.28
Dividends paid	1.28	1.12	0.64	0.64	0.64	0.64	0.56

Average common shares issued and outstanding	4,431,870	4,426,046	4,435,719	4,427,823	4,421,554	4,420,616	4,419,246

Average diluted common shares issued and outstanding	4,460,633	4,487,224	4,457,193	4,461,201	4,470,108	4,475,917	4,476,799

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	June 30 2008	March 31 2008	June 30 2007
Assets
Cash and cash equivalents	$39,127	$40,512	$35,499
Time deposits placed and other short-term investments	7,649	8,807	13,151
Federal funds sold and securities purchased under agreements to resell	107,070	120,289	131,658
Trading account assets	167,837	165,693	182,404
Derivative assets	42,039	50,925	29,810
Debt securities	249,859	223,000	173,327
Loans and leases, net of allowance:
Loans and leases	870,464	873,870	758,635
Allowance for loan and lease losses	(17,130)	(14,891)	(9,060)
Total loans and leases, net of allowance	853,334	858,979	749,575
Premises and equipment, net	11,627	11,297	9,482
Mortgage servicing rights (includes $4,250, $3,163 and $3,269 measured at fair value)	4,577	3,470	3,508
Goodwill	77,760	77,872	65,845
Intangible assets	9,603	9,821	8,720
Other assets	146,393	165,837	131,380
Total assets	$1,716,875	$1,736,502	$1,534,359

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$199,587	$193,789	$172,573
Interest-bearing	497,631	506,062	422,201
Deposits in foreign offices:
Noninterest-bearing	3,432	3,333	3,006
Interest-bearing	84,114	93,885	101,629
Total deposits	784,764	797,069	699,409
Federal funds purchased and securities sold under agreements to repurchase	238,123	219,738	221,064
Trading account liabilities	70,806	76,032	75,070
Derivative liabilities	21,095	29,170	25,141
Commercial paper and other short-term borrowings	177,753	190,856	159,542
Accrued expenses and other liabilities (includes $507, $507 and $376 of reserve for unfunded lending commitments)	55,038	64,528	49,065
Long-term debt	206,605	202,800	169,317
Total liabilities	1,554,184	1,580,193	1,398,608
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 7,602,067, 7,325,067 and 121,739 shares	24,151	17,306	2,851
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,452,947,217, 4,452,810,412 and 4,436,935,963 shares	61,109	61,080	60,349
Retained earnings	79,920	79,554	83,223
Accumulated other comprehensive income (loss)	(1,864)	(884)	(9,957)
Other	(625)	(747)	(715)
Total shareholders’ equity	162,691	156,309	135,751
Total liabilities and shareholders’ equity	$1,716,875	$1,736,502	$1,534,359

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Second Quarter 2008 (1)	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
Risk-based capital:
Tier 1 capital	$101,541	$93,899	$83,372	$94,108	$94,979
Total capital	155,090	146,531	133,720	135,786	135,059
Risk-weighted assets	1,230,421	1,250,942	1,212,905	1,145,069	1,115,150
Tier 1 capital ratio	8.25%	7.51%	6.87%	8.22%	8.52%
Total capital ratio	12.60	11.71	11.02	11.86	12.11
Tangible equity ratio (2)	4.62	4.16	3.62	4.09	4.19
Tier 1 leverage ratio	6.09	5.59	5.04	6.20	6.33

(1)	Preliminary data on risk-based capital
(2)	Tangible equity ratio equals shareholders’ equity less goodwill and intangible assets divided by total assets less goodwill and intangible assets.

Share Repurchase Program

No common shares were repurchased in the second quarter of 2008.

189.4 million shares remain outstanding under the 2007 authorized program.

137 thousand shares were issued in the second quarter of 2008.

*Preliminary data on risk-based capital

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Core Net Interest Income - Managed Basis

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Net interest income (1)
As reported	$21,228	$17,383	$10,937	$10,291	$9,815	$8,992	$8,784
Impact of market-based net interest income (2)	(2,677)	(1,119)	(1,369)	(1,308)	(810)	(789)	(636)

Core net interest income	18,551	16,264	9,568	8,983	9,005	8,203	8,148
Impact of securitizations (3)	4,344	3,811	2,254	2,090	2,021	2,009	1,952

Core net interest income - managed basis	$22,895	$20,075	$11,822	$11,073	$11,026	$10,212	$10,100

Average earning assets
As reported	$1,505,265	$1,340,172	$1,500,234	$1,510,295	$1,502,998	$1,375,795	$1,358,199
Impact of market-based earning assets (2)	(389,504)	(418,073)	(375,274)	(403,733)	(407,315)	(407,066)	(426,759)

Core average earning assets	1,115,761	922,099	1,124,960	1,106,562	1,095,683	968,729	931,440
Impact of securitizations	102,854	102,442	103,131	102,577	104,385	104,181	102,357

Core average earning assets - managed basis	$1,218,615	$1,024,541	$1,228,091	$1,209,139	$1,200,068	$1,072,910	$1,033,797

Net interest yield contribution (1, 4)
As reported	2.83%	2.60%	2.92%	2.73%	2.61%	2.61%	2.59%
Impact of market-based activities (2)	0.51	0.94	0.49	0.52	0.67	0.77	0.91

Core net interest yield on earning assets	3.34	3.54	3.41	3.25	3.28	3.38	3.50
Impact of securitizations	0.43	0.39	0.45	0.42	0.38	0.42	0.41

Core net interest yield on earning assets - managed basis	3.77%	3.93%	3.86%	3.67%	3.66%	3.80%	3.91%

(1)	Fully taxable-equivalent basis
(2)	Represents the impact of market-based amounts included in the Capital Markets and Advisory Services business within Global Corporate and Investment Banking. For the six months ended June 30, 2008 and 2007, the impact of market-based net interest income excludes $52 million and $22 million, and for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively, excludes $25 million, $27 million, $26 million, $22 million and $22 million, of net interest income on loans that are accounted for at fair value in accordance with Statement of Financial Accounting Standards (SFAS) No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159).
(3)	Represents the impact of securitizations utilizing actual bond costs. This is different from the segment view which utilizes funds transfer pricing methodologies.
(4)	Quarterly yields are calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Second Quarter 2008			First Quarter 2008			Second Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,310	$87	3.40%	$10,596	$94	3.56%	$15,310	$188	4.92%
Federal funds sold and securities purchased under agreements to resell	126,169	800	2.54	145,043	1,208	3.34	166,258	2,156	5.19
Trading account assets	184,547	2,282	4.95	192,410	2,417	5.04	188,287	2,364	5.03
Debt securities (1)	235,369	2,963	5.04	219,377	2,835	5.17	177,834	2,394	5.39
Loans and leases (2):
Residential mortgage	256,164	3,541	5.54	270,541	3,837	5.68	260,099	3,708	5.70
Credit card - domestic	61,655	1,603	10.45	63,277	1,774	11.28	56,235	1,777	12.67
Credit card - foreign	16,566	512	12.43	15,241	474	12.51	11,946	350	11.76
Home equity	120,265	1,627	5.44	116,562	1,872	6.46	94,267	1,779	7.57
Direct/Indirect consumer (3)	82,593	1,731	8.43	78,705	1,699	8.68	67,927	1,441	8.51
Other consumer (4)	3,953	84	8.36	4,049	87	8.61	4,401	100	9.16
Total consumer	541,196	9,098	6.75	548,375	9,743	7.13	494,875	9,155	7.41
Commercial - domestic	219,537	2,762	5.06	212,394	3,198	6.06	166,529	3,039	7.32
Commercial real estate (5)	62,810	737	4.72	62,202	887	5.74	36,788	687	7.49
Commercial lease financing	22,276	243	4.37	22,227	261	4.69	19,784	217	4.40
Commercial - foreign	32,820	366	4.48	30,463	387	5.11	22,223	319	5.75
Total commercial	337,443	4,108	4.89	327,286	4,733	5.81	245,324	4,262	6.97
Total loans and leases	878,639	13,206	6.04	875,661	14,476	6.64	740,199	13,417	7.26
Other earning assets	65,200	1,005	6.19	67,208	1,129	6.75	70,311	1,108	6.31
Total earning assets (6)	1,500,234	20,343	5.44	1,510,295	22,159	5.89	1,358,199	21,627	6.38
Cash and cash equivalents	33,799			33,949			33,689
Other assets, less allowance for loan and lease losses	220,580			220,683			169,761
Total assets	$1,754,613			$1,764,927			$1,561,649

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$33,164	$64	0.77%	$31,798	$50	0.63%	$33,039	$47	0.58%
NOW and money market deposit accounts	258,104	856	1.33	248,949	1,139	1.84	212,330	987	1.86
Consumer CDs and IRAs	178,828	1,646	3.70	188,005	2,071	4.43	161,703	1,857	4.61
Negotiable CDs, public funds and other time deposits	24,216	195	3.25	32,201	320	4.00	16,256	191	4.70
Total domestic interest-bearing deposits	494,312	2,761	2.25	500,953	3,580	2.87	423,328	3,082	2.92
Foreign interest-bearing deposits:
Banks located in foreign countries	33,777	272	3.25	39,196	400	4.10	41,940	522	4.99
Governments and official institutions	11,789	77	2.62	14,650	132	3.62	17,868	224	5.02
Time, savings and other	55,403	410	2.97	53,064	476	3.61	40,335	433	4.31
Total foreign interest-bearing deposits	100,969	759	3.02	106,910	1,008	3.79	100,143	1,179	4.72
Total interest-bearing deposits	595,281	3,520	2.38	607,863	4,588	3.04	523,471	4,261	3.27
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	444,578	3,087	2.79	452,854	4,142	3.68	419,260	5,534	5.29
Trading account liabilities	70,546	749	4.27	82,432	840	4.10	85,550	821	3.85
Long-term debt	205,194	2,050	4.00	198,463	2,298	4.63	158,500	2,227	5.62
Total interest-bearing liabilities (6)	1,315,599	9,406	2.87	1,341,612	11,868	3.55	1,186,781	12,843	4.34
Noninterest-bearing sources:
Noninterest-bearing deposits	190,721			179,760			173,564
Other liabilities	86,865			88,827			67,753
Shareholders’ equity	161,428			154,728			133,551
Total liabilities and shareholders’ equity	$1,754,613			$1,764,927			$1,561,649
Net interest spread			2.57%			2.34%			2.04%
Impact of noninterest-bearing sources			0.35			0.39			0.55
Net interest income/yield on earning assets		$10,937	2.92%		$10,291	2.73%		$8,784	2.59%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes foreign consumer loans of $3.0 billion and $3.3 billion in the second and first quarters of 2008, and $3.9 billion in the second quarter of 2007.
(4)	Includes consumer finance loans of $2.8 billion and $3.0 billion in the second and first quarters of 2008, and $3.4 billion in the second quarter of 2007; and other foreign consumer loans of $862 million and $857 million in the second and first quarters of 2008, and $775 million in the second quarter of 2007.
(5)	Includes domestic commercial real estate loans of $61.6 billion and $61.0 billion in the second and first quarters of 2008, and $36.2 billion in the second quarter of 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $104 million and $103 million in the second and first quarters of 2008, and $117 million in the second quarter of 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $37 million and $49 million in the second and first quarters of 2008, and $207 million in the second quarter of 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Second Quarter 2008			First Quarter 2008			Second Quarter 2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$10,310	$91	3.56%	$10,596	$98	3.71%	$15,310	$198	5.20%
Federal funds sold and securities purchased under agreements to resell (2)	126,169	867	2.75	145,043	1,278	3.53	166,258	2,256	5.43
Trading account assets	184,547	2,282	4.95	192,410	2,417	5.04	188,287	2,364	5.03
Debt securities (2)	235,369	2,963	5.04	219,377	2,836	5.17	177,834	2,401	5.40
Loans and leases:
Residential mortgage	256,164	3,541	5.54	270,541	3,837	5.68	260,099	3,708	5.70
Credit card - domestic	61,655	1,603	10.45	63,277	1,774	11.28	56,235	1,777	12.67
Credit card - foreign	16,566	512	12.43	15,241	474	12.51	11,946	350	11.76
Home equity	120,265	1,627	5.44	116,562	1,872	6.46	94,267	1,779	7.57
Direct/Indirect consumer	82,593	1,731	8.43	78,705	1,699	8.68	67,927	1,441	8.51
Other consumer	3,953	84	8.36	4,049	87	8.61	4,401	100	9.16
Total consumer	541,196	9,098	6.75	548,375	9,743	7.13	494,875	9,155	7.41
Commercial - domestic (2)	219,537	2,795	5.12	212,394	3,225	6.11	166,529	3,048	7.34
Commercial real estate	62,810	737	4.72	62,202	887	5.74	36,788	687	7.49
Commercial lease financing	22,276	243	4.37	22,227	261	4.69	19,784	217	4.40
Commercial - foreign (2)	32,820	366	4.48	30,463	387	5.11	22,223	302	5.45
Total commercial	337,443	4,141	4.93	327,286	4,760	5.85	245,324	4,254	6.95
Total loans and leases	878,639	13,239	6.05	875,661	14,503	6.65	740,199	13,409	7.26
Other earning assets (2)	65,200	1,005	6.19	67,208	1,130	6.75	70,311	1,116	6.36
Total earning assets - excluding hedge impact	1,500,234	20,447	5.47	1,510,295	22,262	5.92	1,358,199	21,744	6.41
Net hedge income (expense) on assets		(104)			(103)			(117)
Total earning assets - including hedge impact	1,500,234	20,343	5.44	1,510,295	22,159	5.89	1,358,199	21,627	6.38
Cash and cash equivalents	33,799			33,949			33,689
Other assets, less allowance for loan and lease losses	220,580			220,683			169,761
Total assets	$1,754,613			$1,764,927			$1,561,649

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$33,164	$64	0.77%	$31,798	$50	0.63%	$33,039	$47	0.58%
NOW and money market deposit accounts (2)	258,104	851	1.33	248,949	1,134	1.83	212,330	983	1.86
Consumer CDs and IRAs (2)	178,828	1,535	3.45	188,005	1,950	4.17	161,703	1,699	4.22
Negotiable CDs, public funds and other time deposits (2)	24,216	193	3.21	32,201	318	3.97	16,256	188	4.64
Total domestic interest-bearing deposits	494,312	2,643	2.15	500,953	3,452	2.77	423,328	2,917	2.76
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	33,777	272	3.25	39,196	398	4.08	41,940	520	4.97
Governments and official institutions	11,789	77	2.62	14,650	132	3.62	17,868	224	5.02
Time, savings and other	55,403	410	2.97	53,064	476	3.61	40,335	433	4.31
Total foreign interest-bearing deposits	100,969	759	3.02	106,910	1,006	3.79	100,143	1,177	4.71
Total interest-bearing deposits	595,281	3,402	2.30	607,863	4,458	2.95	523,471	4,094	3.14
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	444,578	2,980	2.70	452,854	4,134	3.67	419,260	5,647	5.40
Trading account liabilities	70,546	749	4.27	82,432	840	4.10	85,550	821	3.85
Long-term debt (2)	205,194	2,238	4.36	198,463	2,387	4.81	158,500	2,074	5.24
Total interest-bearing liabilities - excluding hedge impact	1,315,599	9,369	2.86	1,341,612	11,819	3.54	1,186,781	12,636	4.27
Net hedge (income) expense on liabilities		37			49			207
Total interest-bearing liabilities - including hedge impact	1,315,599	9,406	2.87	1,341,612	11,868	3.55	1,186,781	12,843	4.34
Noninterest-bearing sources:
Noninterest-bearing deposits	190,721			179,760			173,564
Other liabilities	86,865			88,827			67,753
Shareholders’ equity	161,428			154,728			133,551
Total liabilities and shareholders’ equity	$1,754,613			$1,764,927			$1,561,649
Net interest spread			2.61			2.38			2.14
Impact of noninterest-bearing sources			0.35			0.39			0.54
Net interest income/yield on earning assets - excluding hedge impact		$11,078	2.96%		$10,443	2.77%		$9,108	2.68%
Net impact of hedge income (expense)		(141)	(0.04)		(152)	(0.04)		(324)	(0.09)
Net interest income/yield on earning assets		$10,937	2.92%		$10,291	2.73%		$8,784	2.59%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2008	First Quarter 2008	Second Quarter 2007
Time deposits placed and other short-term investments	$(4)	$(4)	$(10)
Federal funds sold and securities purchased under agreements to resell	(67)	(70)	(100)
Debt securities	—	(1)	(7)
Commercial - domestic	(33)	(27)	(9)
Commercial - foreign	—	—	17
Other earning assets	—	(1)	(8)

Net hedge income (expense) on assets	$(104)	$(103)	$(117)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$5	$5	$4
Consumer CDs and IRAs	111	121	158
Negotiable CDs, public funds and other time deposits	2	2	3
Banks located in foreign countries	—	2	2
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	107	8	(113)
Long-term debt	(188)	(89)	153

Net hedge (income) expense on liabilities	$37	$49	$207

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Six Months Ended June 30
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,453	$181	3.48%	$15,167	$357	4.75%
Federal funds sold and securities purchased under agreements to resell	135,606	2,008	2.97	166,227	4,135	4.99
Trading account assets	188,478	4,699	5.00	181,804	4,721	5.21
Debt securities (1)	227,373	5,798	5.10	182,142	4,845	5.32
Loans and leases (2):
Residential mortgage	263,352	7,378	5.61	253,396	7,212	5.70
Credit card - domestic	62,466	3,377	10.87	56,973	3,664	12.97
Credit card - foreign	15,904	986	12.47	11,542	667	11.66
Home equity	118,413	3,499	5.94	91,926	3,458	7.59
Direct/Indirect consumer (3)	80,649	3,430	8.55	65,893	2,744	8.40
Other consumer (4)	4,001	171	8.49	4,763	222	9.36

Total consumer	544,785	18,841	6.94	484,493	17,967	7.46

Commercial - domestic	215,965	5,960	5.55	165,083	5,973	7.30
Commercial real estate (5)	62,506	1,624	5.22	36,454	1,359	7.52
Commercial lease financing	22,252	504	4.53	19,718	392	3.97
Commercial - foreign	31,642	753	4.78	21,445	649	6.10

Total commercial	332,365	8,841	5.35	242,700	8,373	6.95

Total loans and leases	877,150	27,682	6.34	727,193	26,340	7.29

Other earning assets	66,205	2,134	6.47	67,639	2,118	6.29

Total earning assets (6)	1,505,265	42,502	5.67	1,340,172	42,516	6.38

Cash and cash equivalents	33,874			33,656
Other assets, less allowance for loan and lease losses	220,631			167,816

Total assets	$1,759,770			$1,541,644

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,481	$114	0.70%	$32,907	$88	0.54%
NOW and money market deposit accounts	253,526	1,995	1.58	212,290	1,923	1.83
Consumer CDs and IRAs	183,417	3,717	4.08	160,610	3,689	4.63
Negotiable CDs, public funds and other time deposits	28,208	515	3.68	14,824	327	4.44

Total domestic interest-bearing deposits	497,632	6,341	2.56	420,631	6,027	2.89

Foreign interest-bearing deposits:
Banks located in foreign countries	36,487	672	3.71	41,160	1,053	5.16
Governments and official institutions	13,219	209	3.17	16,184	402	5.00
Time, savings and other	54,234	886	3.28	39,937	813	4.11

Total foreign interest-bearing deposits	103,940	1,767	3.42	97,281	2,268	4.70

Total interest-bearing deposits	601,572	8,108	2.71	517,912	8,295	3.23

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	448,717	7,229	3.24	416,696	10,850	5.25
Trading account liabilities	76,489	1,589	4.18	81,615	1,713	4.23
Long-term debt	201,828	4,348	4.31	153,591	4,275	5.57

Total interest-bearing liabilities (6)	1,328,606	21,274	3.22	1,169,814	25,133	4.33

Noninterest-bearing sources:
Noninterest-bearing deposits	185,241			173,986
Other liabilities	87,845			64,275
Shareholders’ equity	158,078			133,569

Total liabilities and shareholders’ equity	$1,759,770			$1,541,644

Net interest spread			2.45%			2.05%
Impact of noninterest-bearing sources			0.38			0.55

Net interest income/yield on earning assets		$21,228	2.83%		$17,383	2.60%

(1)	Yields on AFS debt securities are calculated based on fair value rather than historical cost balances. The use of fair value does not have a material impact on net interest yield.
(2)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.
(3)	Includes foreign consumer loans of $3.1 billion and $3.9 billion for the six months ended June 30, 2008 and 2007.
(4)	Includes consumer finance loans of $2.9 billion and $3.2 billion, and other foreign consumer loans of $859 million and $1.4 billion for the six months ended June 30, 2008 and 2007.
(5)	Includes domestic commercial real estate loans of $61.3 billion and $35.8 billion for the six months ended June 30, 2008 and 2007.
(6)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $207 million and $238 million for the six months ended June 30, 2008 and 2007. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $86 million and $386 million for the six months ended June 30, 2008 and 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Six Months Ended June 30
	2008			2007
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$10,453	$189	3.64%	$15,167	$394	5.24%
Federal funds sold and securities purchased under agreements to resell (2)	135,606	2,145	3.17	166,227	4,341	5.24
Trading account assets	188,478	4,699	5.00	181,804	4,721	5.21
Debt securities (2)	227,373	5,799	5.10	182,142	4,856	5.34
Loans and leases:
Residential mortgage	263,352	7,378	5.61	253,396	7,212	5.70
Credit card - domestic	62,466	3,377	10.87	56,973	3,664	12.97
Credit card - foreign	15,904	986	12.47	11,542	667	11.66
Home equity	118,413	3,499	5.94	91,926	3,458	7.59
Direct/Indirect consumer	80,649	3,430	8.55	65,893	2,744	8.40
Other consumer	4,001	171	8.49	4,763	222	9.36
Total consumer	544,785	18,841	6.94	484,493	17,967	7.46
Commercial - domestic (2)	215,965	6,020	5.60	165,083	5,981	7.31
Commercial real estate	62,506	1,624	5.22	36,454	1,359	7.52
Commercial lease financing	22,252	504	4.53	19,718	392	3.97
Commercial - foreign (2)	31,642	753	4.78	21,445	614	5.77
Total commercial	332,365	8,901	5.38	242,700	8,346	6.93
Total loans and leases	877,150	27,742	6.35	727,193	26,313	7.28
Other earning assets (2)	66,205	2,135	6.47	67,639	2,129	6.33
Total earning assets - excluding hedge impact	1,505,265	42,709	5.69	1,340,172	42,754	6.41
Net hedge income (expense) on assets		(207)			(238)
Total earning assets - including hedge impact	1,505,265	42,502	5.67	1,340,172	42,516	6.38
Cash and cash equivalents	33,874			33,656
Other assets, less allowance for loan and lease losses	220,631			167,816
Total assets	$1,759,770			$1,541,644

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$32,481	$114	0.70%	$32,907	$88	0.54%
NOW and money market deposit accounts (2)	253,526	1,985	1.57	212,290	1,914	1.82
Consumer CDs and IRAs (2)	183,417	3,485	3.82	160,610	3,337	4.19
Negotiable CDs, public funds and other time deposits (2)	28,208	511	3.65	14,824	322	4.38
Total domestic interest-bearing deposits	497,632	6,095	2.46	420,631	5,661	2.71
Foreign interest-bearing deposits:
Banks located in foreign countries (2)	36,487	670	3.69	41,160	1,049	5.14
Governments and official institutions	13,219	209	3.17	16,184	402	5.00
Time, savings and other	54,234	886	3.28	39,937	813	4.11
Total foreign interest-bearing deposits	103,940	1,765	3.41	97,281	2,264	4.69
Total interest-bearing deposits	601,572	7,860	2.63	517,912	7,925	3.09
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	448,717	7,114	3.19	416,696	11,111	5.27
Trading account liabilities	76,489	1,589	4.18	81,615	1,713	4.23
Long-term debt (2)	201,828	4,625	4.58	153,591	3,998	5.21
Total interest-bearing liabilities - excluding hedge impact	1,328,606	21,188	3.20	1,169,814	24,747	4.26
Net hedge (income) expense on liabilities		86			386
Total interest-bearing liabilities - including hedge impact	1,328,606	21,274	3.22	1,169,814	25,133	4.33
Noninterest-bearing sources:
Noninterest-bearing deposits	185,241			173,986
Other liabilities	87,845			64,275
Shareholders’ equity	158,078			133,569
Total liabilities and shareholders’ equity	$1,759,770			$1,541,644
Net interest spread			2.49			2.15
Impact of noninterest-bearing sources			0.38			0.54
Net interest income/yield on earning assets - excluding hedge impact		$21,521	2.87%		$18,007	2.69%
Net impact of hedge income (expense)		(293)	(0.04)		(624)	(0.09)
Net interest income/yield on earning assets		$21,228	2.83%		$17,383	2.60%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The following presents the impact of interest rate risk management derivatives on interest income and interest expense.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Six Months Ended June 30
	2008	2007
Time deposits placed and other short-term investments	$(8)	$(37)
Federal funds sold and securities purchased under agreements to resell	(137)	(206)
Debt securities	(1)	(11)
Commercial - domestic	(60)	(8)
Commercial - foreign	—	35
Other earning assets	(1)	(11)

Net hedge income (expense) on assets	$(207)	$(238)

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

NOW and money market deposit accounts	$10	$9
Consumer CDs and IRAs	232	352
Negotiable CDs, public funds and other time deposits	4	5
Banks located in foreign countries	2	4
Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	115	(261)
Long-term debt	(277)	277

Net hedge (income) expense on liabilities	$86	$386

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Business Segment View

(1)	Fully taxable-equivalent basis
(2)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services, with a corresponding offset to All Other.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Segment Results (1, 2)

(Dollars in millions; except as noted)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Net interest income (3)	$ 15,699	$ 14,113	$ 8,015	$ 7,684	$ 7,449	$ 7,252	$ 7,109
Noninterest income:
Card income	5,285	4,977	2,560	2,725	2,625	2,587	2,596
Service charges	3,309	2,865	1,743	1,566	1,624	1,519	1,488
Mortgage banking income	1,065	599	409	656	490	244	297
All other income	1,040	598	365	675	374	371	331

Total noninterest income	10,699	9,039	5,077	5,622	5,113	4,721	4,712

Total revenue, net of interest expense	26,398	23,152	13,092	13,306	12,562	11,973	11,821
Provision for credit losses (4)	13,000	5,505	6,545	6,455	4,296	3,122	3,094
Noninterest expense	10,426	9,593	5,293	5,133	5,509	4,969	4,910

Income before income taxes	2,972	8,054	1,254	1,718	2,757	3,882	3,817
Income tax expense (3)	1,068	2,965	442	626	861	1,437	1,395

Net income	$ 1,904	$ 5,089	$ 812	$ 1,092	$ 1,896	$ 2,445	$ 2,422

Net interest yield (3)	8.40%	8.13%	8.52%	8.25%	8.03%	8.31%	8.14%
Return on average equity	5.77	16.67	4.89	6.65	11.23	15.59	15.76
Efficiency ratio (3)	39.50	41.43	40.43	38.58	43.85	41.50	41.54
Balance sheet (2)
Average
Total loans and leases	$365,581	$312,701	$368,136	$363,026	$353,144	$331,656	$317,247
Total earning assets (5)	375,781	349,937	378,575	374,391	368,137	346,250	350,200
Total assets (5)	428,764	403,359	430,179	428,754	426,113	399,195	403,257
Total deposits	342,387	326,550	341,339	343,435	340,939	321,550	326,622
Allocated equity	66,409	61,578	66,835	65,983	66,988	62,222	61,661
Period end
Total loans and leases	$364,535	$324,452	$364,535	$364,316	$359,983	$337,784	$324,452
Total earning assets (5)	374,801	349,134	374,801	383,862	383,448	347,056	349,134
Total assets (5)	426,562	403,684	426,562	437,231	443,071	401,150	403,684
Total deposits	339,098	326,878	339,098	349,602	344,848	321,135	326,878
Period end (in billions)
Mortgage servicing portfolio	$ 411.5	$ 360.1	$ 411.5	$ 404.3	$ 399.0	$ 376.9	$ 360.1

(1)	Global Consumer and Small Business Banking has three primary businesses: Deposits, Card Services and Consumer Real Estate. In addition, ALM/Other includes the results of ALM activities and other consumer-related businesses (e.g., insurance).
(2)	Presented on a managed basis, specifically Card Services. (See Exhibit A: Non-GAAP Reconciliations - Global Consumer and Small Business Banking - Reconciliation on page 46).
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Three Months Ended June 30, 2008
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$8,015	$1,873	$4,727	$686	$729
Noninterest income:
Card income	2,560	617	1,940	3	—
Service charges	1,743	1,742	—	1	—
Mortgage banking income	409	—	—	409	—
All other income (loss)	365	(1)	181	100	85

Total noninterest income	5,077	2,358	2,121	513	85

Total revenue, net of interest expense	13,092	4,231	6,848	1,199	814
Provision for credit losses (4)	6,545	86	4,071	2,198	190
Noninterest expense	5,293	2,446	2,149	598	100

Income (loss) before income taxes	1,254	1,699	628	(1,597)	524
Income tax expense (benefit) (3)	442	634	226	(615)	197

Net income (loss)	$812	$1,065	$402	$(982)	$327

Net interest yield (3)	8.52%	2.30%	8.12%	2.13%	n/m
Return on average equity	4.89	25.79	3.47	(74.43)	n/m
Efficiency ratio (3)	40.43	57.82	31.39	50.01	n/m
Average - total loans and leases	$368,136	n/m	$233,593	$121,531	n/m
Average - total deposits	341,339	$334,762	n/m	n/m	n/m
Period end - total assets (5)	426,562	350,232	262,165	127,572	n/m

	Three Months Ended March 31, 2008
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$7,684	$1,965	$4,574	$633	$512
Noninterest income:
Card income	2,725	561	2,163	1	—
Service charges	1,566	1,565	—	1	—
Mortgage banking income	656	—	—	656	—
All other income (loss)	675	(2)	596	16	65

Total noninterest income	5,622	2,124	2,759	674	65

Total revenue, net of interest expense	13,306	4,089	7,333	1,307	577
Provision for credit losses (4)	6,455	80	4,312	1,897	166
Noninterest expense	5,133	2,435	1,964	639	95

Income (loss) before income taxes	1,718	1,574	1,057	(1,229)	316
Income tax expense (benefit) (3)	626	580	387	(456)	115

Net income (loss)	$1,092	$994	$670	$(773)	$201

Net interest yield (3)	8.25%	2.39%	8.02%	2.01%	n/m
Return on average equity	6.65	24.07	5.87	(68.55)	n/m
Efficiency ratio (3)	38.58	59.54	26.78	48.87	n/m
Average - total loans and leases	$363,026	n/m	$229,147	$120,028	n/m
Average - total deposits	343,435	$337,482	n/m	n/m	n/m
Period end - total assets (5)	437,231	360,453	256,829	133,109	n/m

	Three Months Ended June 30, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$7,109	$2,376	$4,026	$547	$160
Noninterest income:
Card income	2,596	540	2,055	1	—
Service charges	1,488	1,487	—	1	—
Mortgage banking income	297	—	—	297	—
All other income (loss)	331	(1)	255	5	72

Total noninterest income	4,712	2,026	2,310	304	72

Total revenue, net of interest expense	11,821	4,402	6,336	851	232
Provision for credit losses (4)	3,094	55	2,857	127	55
Noninterest expense	4,910	2,196	2,079	541	94

Income before income taxes	3,817	2,151	1,400	183	83
Income tax expense (3)	1,395	785	512	68	30

Net income	$2,422	$1,366	$888	$115	$53

Net interest yield (3)	8.14%	3.03%	7.87%	2.07%	n/m
Return on average equity	15.76	36.84	8.22	12.21	n/m
Efficiency ratio (3)	41.54	49.87	32.81	63.60	n/m
Average - total loans and leases	$317,247	n/m	$204,332	$101,780	n/m
Average - total deposits	326,622	$320,281	n/m	n/m	n/m
Period end - total assets (5)	403,684	336,371	238,861	113,215	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the three months ended June 30, 2008, March 31, 2008 and June 30, 2007, a total of $5.6 billion, $7.0 billion and $2.9 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m	= not meaningful

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking Business Results

(Dollars in millions)

	Six Months Ended June 30, 2008
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$15,699	$3,838	$9,301	$1,319	$1,241
Noninterest income:
Card income	5,285	1,178	4,103	4	—
Service charges	3,309	3,307	—	2	—
Mortgage banking income	1,065	—	—	1,065	—
All other income (loss)	1,040	(3)	777	116	150

Total noninterest income	10,699	4,482	4,880	1,187	150

Total revenue, net of interest expense	26,398	8,320	14,181	2,506	1,391

Provision for credit losses (4)	13,000	166	8,383	4,095	356
Noninterest expense	10,426	4,881	4,113	1,237	195

Income (loss) before income taxes	2,972	3,273	1,685	(2,826)	840
Income tax expense (benefit) (3)	1,068	1,214	613	(1,071)	312

Net income (loss)	$1,904	$2,059	$1,072	$(1,755)	$528

Net interest yield (3)	8.40%	2.35%	8.07%	2.07%	n/m
Return on average equity	5.77	24.93	4.66	(71.72)	n/m
Efficiency ratio (3)	39.50	58.67	29.00	49.41	n/m
Average - total loans and leases	$365,581	n/m	$231,370	$120,780	n/m
Average - total deposits	342,387	$336,122	n/m	n/m	n/m
Period end - total assets (5)	426,562	350,232	262,165	127,572	n/m

	Six Months Ended June 30, 2007
	Total (1)	Deposits (2)	Card Services (1)	Consumer Real Estate	ALM/ Other
Net interest income (3)	$14,113	$4,741	$8,003	$1,070	$299
Noninterest income:
Card income	4,977	1,039	3,935	3	—
Service charges	2,865	2,863	—	2	—
Mortgage banking income	599	—	—	599	—
All other income (loss)	598	(2)	447	10	143

Total noninterest income	9,039	3,900	4,382	614	143

Total revenue, net of interest expense	23,152	8,641	12,385	1,684	442

Provision for credit losses (4)	5,505	94	5,156	157	98
Noninterest expense	9,593	4,304	4,090	1,018	181

Income before income taxes	8,054	4,243	3,139	509	163
Income tax expense (3)	2,965	1,562	1,156	188	59

Net income	$5,089	$2,681	$1,983	$321	$104

Net interest yield (3)	8.13%	3.04%	7.93%	2.10%	n/m
Return on average equity	16.67	36.35	9.23	17.58	n/m
Efficiency ratio (3)	41.43	49.81	33.03	60.44	n/m
Average - total loans and leases	$312,701	n/m	$202,758	$98,721	n/m
Average - total deposits	326,550	$320,610	n/m	n/m	n/m
Period end - total assets (5)	403,684	336,371	238,861	113,215	n/m

(1)	Presented on a managed basis, specifically Card Services.
(2)	For the six months ended June 30, 2008 and 2007, a total of $12.6 billion and $6.4 billion of deposits were migrated from Global Consumer and Small Business Banking to Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis
(4)	Represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(5)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Key Indicators

(Dollars in millions; except as noted)

	Six Months Ended June 30				Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007		Third Quarter 2007		Second Quarter 2007
	2008		2007
Deposits Key Indicators
Average deposit balances
Checking	$126,423		$125,451		$127,487		$125,358		$124,340		$121,904		$125,771
Savings	29,426		29,882		30,057		28,796		28,927		28,533		30,029
MMS	67,887		63,352		69,547		66,228		64,628		60,890		62,554
CD’s & IRA’s	110,157		99,555		105,277		115,038		114,538		101,358		99,546
Foreign and other	2,229		2,370		2,394		2,062		3,004		2,711		2,381

Total average deposit balances	$336,122		$320,610		$334,762		$337,482		$335,437		$315,396		$320,281

Total balances migrated to
Premier Banking and Investments	$12,627		$6,408		$5,598		$7,029		$2,443		$2,560		$2,857

Deposit spreads (excludes noninterest costs)
Checking	4.21%		4.25%		4.15%		4.29%		4.31%		4.30%		4.27%
Savings	3.79		3.74		3.70		3.89		3.77		3.71		3.71
MMS	1.42		3.39		1.30		1.54		2.83		3.43		3.36
CD’s & IRA’s	0.47		1.11		0.40		0.53		0.89		1.06		1.10
Foreign and other	4.46		4.34		4.47		4.44		4.38		4.32		4.28
Total deposit spreads	2.36		3.05		2.32		2.41		2.79		3.02		3.04

Net new retail checking (units in thousands)	1,231		1,204		674		557		343		757		717
Debit purchase volumes	$104,380		$90,991		$54,298		$50,082		$51,133		$47,329		$47,422

Online banking (end of period)
Active accounts (units in thousands)	25,299		22,190		25,299		24,949		23,791		23,057		22,190
Active billpay accounts (units in thousands)	13,269		11,567		13,269		13,081		12,552		11,928		11,567

Card Services Key Indicators
Managed Card—US Consumer and Business Card
Gross interest yield	11.43%		12.82%		11.13%		11.74%		12.32%		12.71%		12.80%
Risk adjusted margin (1)	6.14		7.71		5.76		6.51		7.57		7.78		7.61
Loss rates	6.16		5.01		6.65		5.67		5.03		4.84		5.21
Average outstandings	$162,197		$146,838		$162,709		$161,685		$156,329		$151,405		$146,693
Ending outstandings	163,315		148,746		163,315		161,353		161,373		153,039		148,746
New account growth (in thousands)	4,254		4,479		2,212		2,042		2,164		2,546		2,387
Purchase volumes	$117,770		$116,703		$61,013		$56,757		$64,713		$61,247		$61,275
Delinquencies:
30 Day	5.88%		5.29%		5.88%		5.93%		5.70%		5.42%		5.29%
90 Day	3.03		2.68		3.03		3.01		2.80		2.57		2.68

Consumer Real Estate Key Indicators
Mortgage servicing rights at fair value period end balance	$4,250		$3,269		$4,250		$3,163		$3,053		$3,179		$3,269
Capitalized mortgage servicing rights (% of loans serviced)	145	bps	141	bps	145	bps	118	bps	118	bps	130	bps	141	bps
Mortgage loans serviced for investors (in billions)	$292		$232		$292		$268		$259		$245		$232

Global Consumer and Small Business Banking
Mortgage production	$36,559		$46,401		$18,515		$18,044		$22,370		$24,533		$25,755
Home equity production	22,818		35,873		8,997		13,821		16,001		17,352		18,552

Total Corporation
Mortgage production	44,360		52,621		22,438		21,922		24,834		26,930		29,172
Home equity production	28,141		43,779		11,500		16,641		19,299		21,105		22,746

(1)	Reflects margin and noninterest revenue, adjusted for loss rates.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 25.3 million subscribers.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

13.3 million active bill pay users paid $72.9 billion worth of bills this quarter. The number of customers who sign up and use Bank of America’s Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 398 companies are presenting 36.7 million e-bills per quarter.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Credit Card Data (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Loans
Period end
Held credit card outstandings	$78,642	$69,241	$78,642	$75,911	$80,724	$71,702	$69,241
Securitization impact	108,520	100,611	108,520	107,847	102,967	102,068	100,611

Managed credit card outstandings	$187,162	$169,852	$187,162	$183,758	$183,691	$173,770	$169,852

Average
Held credit card outstandings	$78,370	$68,515	$78,221	$78,518	$74,392	$69,486	$68,181
Securitization impact	106,306	98,966	107,438	105,176	104,019	102,516	99,388

Managed credit card outstandings	$184,676	$167,481	$185,659	$183,694	$178,411	$172,002	$167,569

Credit Quality
Charge-Offs $
Held net charge-offs	$2,064	$1,787	$1,108	$956	$846	$808	$893
Securitization impact	3,059	2,265	1,643	1,416	1,292	1,216	1,206

Managed credit card net losses	$5,123	$4,052	$2,751	$2,372	$2,138	$2,024	$2,099

Charge-Offs %
Held net charge-offs	5.29%	5.26%	5.69%	4.90%	4.51%	4.61%	5.25%
Securitization impact	0.29	(0.38)	0.27	0.29	0.24	0.06	(0.23)

Managed credit card net losses	5.58%	4.88%	5.96%	5.19%	4.75%	4.67%	5.02%

30+ Delinquency $
Held delinquency	$4,121	$3,593	$4,121	$4,017	$4,298	$3,727	$3,593
Securitization impact	6,226	5,034	6,226	6,288	5,710	5,381	5,034

Managed delinquency	$10,347	$8,627	$10,347	$10,305	$10,008	$9,108	$8,627

30+ Delinquency %
Held delinquency	5.24%	5.19%	5.24%	5.29%	5.32%	5.20%	5.19%
Securitization impact	0.29	(0.11)	0.29	0.32	0.13	0.04	(0.11)

Managed delinquency	5.53%	5.08%	5.53%	5.61%	5.45%	5.24%	5.08%

90+ Delinquency $
Held delinquency	$2,109	$1,850	$2,109	$2,055	$2,127	$1,788	$1,850
Securitization impact	3,169	2,480	3,169	3,137	2,757	2,514	2,480

Managed delinquency	$5,278	$4,330	$5,278	$5,192	$4,884	$4,302	$4,330

90+ Delinquency %
Held delinquency	2.68%	2.67%	2.68%	2.71%	2.63%	2.49%	2.67%
Securitization impact	0.14	(0.12)	0.14	0.12	0.03	(0.01)	(0.12)

Managed delinquency	2.82%	2.55%	2.82%	2.83%	2.66%	2.48%	2.55%

(1)	Credit Card includes U.S. Consumer Card and foreign credit card. Does not include Business Credit Card.

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Mass Market Small Business Banking Results: Relationship View

(Dollars in millions)

	Three Months Ended June 30, 2008 (1)
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$ 922	$ 853	$ 69
Noninterest income	637	560	77

Total revenue, net of interest expense	1,559	1,413	146

Provision for credit losses	581	577	4
Noninterest expense	521	485	36

Income before income taxes	457	351	106
Income tax expense (3)	169	130	39

Net income	$ 288	$ 221	$ 67

	Three Months Ended March 31, 2008 (1)
	Total	Global Consumer and Small Business Banking	Other (3)
Net interest income (3)	$ 934	$ 864	$ 70
Noninterest income	597	524	73

Total revenue, net of interest expense	1,531	1,388	143

Provision for credit losses	983	978	5
Noninterest expense	499	462	37

Income (loss) before income taxes	49	(52)	101
Income tax expense (benefit) (3)	18	(19)	37

Net income (loss)	$ 31	$ (33)	$ 64

	Three Months Ended June 30, 2007
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$ 867	$ 805	$ 62
Noninterest income	579	458	121

Total revenue, net of interest expense	1,446	1,263	183

Provision for credit losses	463	460	3
Noninterest expense	458	417	41

Income before income taxes	525	386	139
Income tax expense (3)	194	143	51

Net income	$ 331	$ 243	$ 88

(1)	Includes Small Business and Business Banking results of LaSalle Bank Corporation beginning on October 1, 2007.
(2)	Includes Mass Market Small Business Banking results within Global Corporate and Investment Banking and Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Mass Market Small Business Banking Results: Relationship View

(Dollars in millions)

	Six Months Ended June 30, 2008 (1)
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$1,856	$1,717	$139
Noninterest income	1,234	1,084	150

Total revenue, net of interest expense	3,090	2,801	289

Provision for credit losses	1,564	1,555	9
Noninterest expense	1,020	947	73

Income before income taxes	506	299	207
Income tax expense (3)	187	111	76

Net income	$ 319	$ 188	$131

	Six Months Ended June 30, 2007
	Total	Global Consumer and Small Business Banking	Other (2)
Net interest income (3)	$1,703	$1,581	$122
Noninterest income	1,115	881	234

Total revenue, net of interest expense	2,818	2,462	356

Provision for credit losses	749	743	6
Noninterest expense	923	812	111

Income before income taxes	1,146	907	239
Income tax expense (3)	424	335	89

Net income	$ 722	$ 572	$150

(1)	Includes Small Business and Business Banking results of LaSalle Bank Corporation beginning on October 1, 2007.
(2)	Includes Mass Market Small Business Banking results within Global Corporate and Investment Banking and Global Wealth and Investment Management.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Segment Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Net interest income (2)	$7,415	$5,017	$3,824	$3,591	$3,419	$2,724	$2,609
Noninterest income:
Service charges	1,644	1,337	856	788	760	673	683
Investment and brokerage services	455	454	210	245	223	236	221
Investment banking income	1,430	1,524	765	665	576	436	821
Trading account profits (losses)	(1,421)	1,832	369	(1,790)	(5,376)	(1,376)	937
All other income (loss)	(404)	1,222	(64)	(340)	(315)	238	672

Total noninterest income	1,704	6,369	2,136	(432)	(4,132)	207	3,334

Total revenue, net of interest expense	9,119	11,386	5,960	3,159	(713)	2,931	5,943
Provision for credit losses	886	157	363	523	274	227	42
Noninterest expense	5,265	6,205	2,801	2,464	3,428	2,560	3,227

Income (loss) before income taxes	2,968	5,024	2,796	172	(4,415)	144	2,674
Income tax expense (benefit) (2)	1,115	1,858	1,050	65	(1,648)	60	982

Net income (loss)	$1,853	$3,166	$1,746	$107	$(2,767)	$84	$1,692

Net interest yield (2)	2.10%	1.53%	2.20%	2.01%	1.89%	1.63%	1.55%
Return on average equity	6.23	15.28	11.57	0.73	(20.50)	0.76	16.15
Efficiency ratio (2)	57.74	54.50	46.99	78.00	n/m	87.32	54.31
Balance sheet
Average
Total loans and leases	$329,714	$250,913	$334,680	$324,748	$325,730	$267,758	$253,895
Total trading-related assets	349,490	368,896	337,059	361,921	354,334	356,867	377,171
Total market-based earning assets (3)	389,504	418,073	375,274	403,733	407,315	407,066	426,759
Total earning assets (4)	709,498	661,832	700,178	718,819	718,684	663,181	673,184
Total assets (4)	824,417	749,798	814,358	834,476	823,763	757,644	765,118
Total deposits	235,202	214,402	234,605	235,800	236,254	217,632	220,180
Allocated equity	59,831	41,783	60,702	58,959	53,552	44,028	42,010
Period end
Total loans and leases	$344,628	$257,537	$344,628	$325,774	$324,181	$275,427	$257,537
Total trading-related assets	303,423	342,629	303,423	317,256	308,315	333,107	342,629
Total market-based earning assets (3)	335,207	386,958	335,207	347,877	360,276	375,100	386,958
Total earning assets (4)	668,348	637,880	668,348	668,959	673,536	636,794	637,880
Total assets (4)	779,138	731,377	779,138	791,954	776,202	738,631	731,377
Total deposits	228,817	221,866	228,817	233,778	246,788	211,577	221,866

(1)	Global Corporate and Investment Banking has three primary businesses: Business Lending, Capital Markets and Advisory Services, and Treasury Services. In addition, ALM/Other includes the results of ALM activities and other Global Corporate and Investment Banking activities.
(2)	Fully taxable-equivalent basis
(3)	Total market-based earning assets represents earning assets included in the Capital Markets and Advisory Services business but excludes loans that are accounted for at fair value in accordance with SFAS 159.
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Three Months Ended June 30, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other

Net interest income (2)	$ 3,824	$ 1,452	$ 1,394	$ 863	$115
Noninterest income:
Service charges	856	154	31	670	1
Investment and brokerage services	210	—	200	10	—
Investment banking income	765	—	765	—	—
Trading account profits (losses)	369	151	200	19	(1)
All other income (loss)	(64)	270	(640)	303	3

Total noninterest income	2,136	575	556	1,002	3

Total revenue, net of interest expense	5,960	2,027	1,950	1,865	118

Provision for credit losses	363	397	(38)	4	—
Noninterest expense	2,801	563	1,280	896	62

Income before income taxes	2,796	1,067	708	965	56
Income tax expense (2)	1,050	416	259	357	18

Net income	$ 1,746	$ 651	$ 449	$ 608	$ 38

Net interest yield (2)	2.20%	1.89%	n/m	2.10%	n/m
Return on average equity	11.57	11.76	9.14%	30.48	n/m
Efficiency ratio (2)	46.99	27.76	65.63	48.03	n/m
Average - total loans and leases	$334,680	$306,460	$ 21,042	$ 7,173	n/m
Average - total deposits	234,605	n/m	57,981	176,329	n/m
Period end - total assets (3)	779,138	321,263	393,564	195,554	n/m

	Three Months Ended March 31, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$ 3,591	$ 1,435	$ 1,335	$ 836	$(15)
Noninterest income:
Service charges	788	137	32	619	—
Investment and brokerage services	245	—	234	11	—
Investment banking income	665	—	665	—	—
Trading account profits (losses)	(1,790)	(198)	(1,620)	18	10
All other income (loss)	(340)	262	(1,265)	642	21

Total noninterest income	(432)	201	(1,954)	1,290	31

Total revenue, net of interest expense	3,159	1,636	(619)	2,126	16

Provision for credit losses	523	523	(1)	1	—
Noninterest expense	2,464	597	1,131	728	8

Income (loss) before income taxes	172	516	(1,749)	1,397	8
Income tax expense (benefit) (2)	65	192	(647)	517	3

Net income (loss)	$ 107	$ 324	$ (1,102)	$ 880	$ 5

Net interest yield (2)	2.01%	1.93%	n/m	2.29%	n/m
Return on average equity	0.73	6.12	(24.12)%	44.77	n/m
Efficiency ratio (2)	78.00	36.49	n/m	34.27	n/m
Average - total loans and leases	$324,748	$296,460	$ 21,154	$ 7,129	n/m
Average - total deposits	235,800	n/m	68,499	167,067	n/m
Period end - total assets (3)	791,954	310,348	422,803	181,124	n/m

	Three Months Ended June 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$ 2,609	$ 1,089	$ 658	$ 943	$(81)
Noninterest income:
Service charges	683	123	36	524	—
Investment and brokerage services	221	—	211	10	—
Investment banking income	821	—	821	—	—
Trading account profits	937	5	916	16	—
All other income	672	270	90	291	21

Total noninterest income	3,334	398	2,074	841	21

Total revenue, net of interest expense	5,943	1,487	2,732	1,784	(60)

Provision for credit losses	42	33	(1)	10	—
Noninterest expense	3,227	541	1,741	867	78

Income (loss) before income taxes	2,674	913	992	907	(138)
Income tax expense (benefit) (2)	982	332	365	336	(51)

Net income (loss)	$ 1,692	$ 581	$ 627	$ 571	$(87)

Net interest yield (2)	1.55%	1.87%	n/m	2.75%	n/m
Return on average equity	16.15	15.83	20.57%	29.60	n/m
Efficiency ratio (2)	54.31	36.47	63.74	48.59	n/m
Average - total loans and leases	$253,895	$229,756	$ 18,572	$ 5,555	n/m
Average - total deposits	220,180	n/m	66,801	153,218	n/m
Period end - total assets (3)	731,377	241,497	436,002	162,472	n/m

(1)	Capital Markets and Advisory Services revenue of $1.95 billion, $(619) million and $2.73 billion for the three months ended June 30, 2008, March 31, 2008 and June 30, 2007, respectively, consists of $1.93 billion, $(646) million and $2.71 billion of market-based revenue, and $25 million, $27 million and $22 million of net interest income on loans that are accounted for at fair value in accordance with SFAS 159.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results

(Dollars in millions)

	Six Months Ended June 30, 2008
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$7,415	$2,887	$2,729	$1,699	$100
Noninterest income:
Service charges	1,644	291	63	1,289	1
Investment and brokerage services	455	—	434	21	—
Investment banking income	1,430	—	1,430	—	—
Trading account profits (losses)	(1,421)	(47)	(1,420)	37	9
All other income (loss)	(404)	532	(1,905)	945	24

Total noninterest income	1,704	776	(1,398)	2,292	34

Total revenue, net of interest expense	9,119	3,663	1,331	3,991	134

Provision for credit losses	886	920	(39)	5	—
Noninterest expense	5,265	1,160	2,411	1,624	70

Income (loss) before income taxes	2,968	1,583	(1,041)	2,362	64
Income tax expense (benefit) (2)	1,115	608	(388)	874	21

Net income (loss)	$1,853	$975	$(653)	$1,488	$43

Net interest yield (2)	2.10%	1.91%	n/m	2.19%	n/m
Return on average equity	6.23	9.01	(6.88)%	37.57	n/m
Efficiency ratio (2)	57.74	31.66	n/m	40.70	n/m
Average - total loans and leases	$329,714	$301,460	$21,098	$7,151	n/m
Average - total deposits	235,202	n/m	63,240	171,698	n/m
Period end - total assets (3)	779,138	321,263	393,564	195,554	n/m

	Six Months Ended June 30, 2007
	Total	Business Lending	Capital Markets and Advisory Services (1)	Treasury Services	ALM/ Other
Net interest income (2)	$5,017	$2,148	$1,141	$1,893	$(165)
Noninterest income:
Service charges	1,337	248	63	1,026	—
Investment and brokerage services	454	1	432	21	—
Investment banking income	1,524	—	1,524	—	—
Trading account profits	1,832	2	1,801	28	1
All other income	1,222	423	195	524	80

Total noninterest income	6,369	674	4,015	1,599	81

Total revenue, net of interest expense	11,386	2,822	5,156	3,492	(84)
Provision for credit losses	157	136	10	12	(1)
Noninterest expense	6,205	1,039	3,319	1,736	111

Income (loss) before income taxes	5,024	1,647	1,827	1,744	(194)
Income tax expense (benefit) (2)	1,858	609	676	645	(72)

Net income (loss)	$3,166	$1,038	$1,151	$1,099	$(122)

Net interest yield (2)	1.53%	1.86%	n/m	2.79%	n/m
Return on average equity	15.28	14.24	19.42%	28.67	n/m
Efficiency ratio (2)	54.50	36.83	64.39	49.72	n/m
Average - total loans and leases	$250,913	$229,264	$16,368	$5,270	n/m
Average - total deposits	214,402	n/m	63,132	151,119	n/m
Period end - total assets (3)	731,377	241,497	436,002	162,472	n/m

(1)	Capital Markets and Advisory Services revenue of $1.33 billion and $5.16 billion for the six months ended June 30, 2008 and 2007 consists of $1.28 billion and $5.13 billion of market-based revenue, and $52 million and $22 million of net interest income on loans that are accounted for at fair value in accordance with SFAS 159.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Three Months Ended June 30, 2008
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$3,824	$2,066	$1,921	$(163)
Noninterest income:
Service charges	856	460	396	—
Investment and brokerage services	210	7	203	—
Investment banking income	765	22	743	—
Trading account profits	369	96	272	1
All other income (loss)	(64)	589	(662)	9

Total noninterest income	2,136	1,174	952	10

Total revenue, net of interest expense	5,960	3,240	2,873	(153)

Provision for credit losses	363	415	(66)	14
Noninterest expense	2,801	937	1,784	80

Income (loss) before income taxes	2,796	1,888	1,155	(247)
Income tax expense (benefit) (1)	1,050	719	424	(93)

Net income (loss)	$1,746	$1,169	$731	$(154)

Net interest yield (1)	2.20%	3.20%	1.75%	n/m
Return on average equity	11.57	20.07	11.03	n/m
Efficiency ratio (1)	46.99	28.92	62.13	n/m
Average - total loans and leases	$334,680	$255,838	$78,838	n/m
Average - total deposits	234,605	102,437	132,168	n/m
Period end - total assets (2)	779,138	280,630	472,855	n/m

	Three Months Ended March 31, 2008
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$3,591	$1,948	$1,795	$(152)
Noninterest income:
Service charges	788	416	372	—
Investment and brokerage services	245	8	237	—
Investment banking income	665	21	644	—
Trading account profits (losses)	(1,790)	(176)	(1,622)	8
All other income (loss)	(340)	773	(1,135)	22

Total noninterest income	(432)	1,042	(1,504)	30

Total revenue, net of interest expense	3,159	2,990	291	(122)

Provision for credit losses	523	516	8	(1)
Noninterest expense	2,464	846	1,595	23

Income (loss) before income taxes	172	1,628	(1,312)	(144)
Income tax expense (benefit) (1)	65	604	(485)	(54)

Net income (loss)	$107	$1,024	$(827)	$(90)

Net interest yield (1)	2.01%	3.09%	1.55%	n/m
Return on average equity	0.73	18.13	(13.39)	n/m
Efficiency ratio (1)	78.00	28.30	n/m	n/m
Average - total loans and leases	$324,748	$248,973	$75,770	n/m
Average - total deposits	235,800	96,394	139,405	n/m
Period end - total assets (2)	791,954	273,841	492,438	n/m

	Three Months Ended June 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$2,609	$1,645	$1,071	$(107)
Noninterest income:
Service charges	683	322	361	—
Investment and brokerage services	221	8	213	—
Investment banking income	821	21	800	—
Trading account profits	937	8	929	—
All other income	672	519	131	22

Total noninterest income	3,334	878	2,434	22

Total revenue, net of interest expense	5,943	2,523	3,505	(85)

Provision for credit losses	42	38	3	1
Noninterest expense	3,227	968	2,183	76

Income (loss) before income taxes	2,674	1,517	1,319	(162)
Income tax expense (benefit) (1)	982	556	485	(59)

Net income (loss)	$1,692	$961	$834	$(103)

Net interest yield (1)	1.55%	3.34%	n/m	n/m
Return on average equity	16.15	22.85	18.77%	n/m
Efficiency ratio (1)	54.31	38.36	62.28	n/m
Average - total loans and leases	$253,895	$193,081	$60,802	n/m
Average - total deposits	220,180	86,560	133,620	n/m
Period end - total assets (2)	731,377	217,045	496,401	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Business Results: Customer Relationship View

(Dollars in millions)

	Six Months Ended June 30, 2008
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$7,415	$4,014	$3,716	$(315)
Noninterest income:
Service charges	1,644	876	768	—
Investment and brokerage services	455	15	440	—
Investment banking income	1,430	43	1,387	—
Trading account profits (losses)	(1,421)	(80)	(1,350)	9
All other income (loss)	(404)	1,362	(1,797)	31

Total noninterest income	1,704	2,216	(552)	40

Total revenue, net of interest expense	9,119	6,230	3,164	(275)

Provision for credit losses	886	931	(58)	13
Noninterest expense	5,265	1,783	3,379	103

Income (loss) before income taxes	2,968	3,516	(157)	(391)
Income tax expense (benefit) (1)	1,115	1,323	(61)	(147)

Net income (loss)	$1,853	$2,193	$(96)	$(244)

Net interest yield (1)	2.10%	3.15%	1.65%	n/m
Return on average equity	6.23	19.12	n/m	n/m
Efficiency ratio (1)	57.74	28.62	n/m	n/m
Average - total loans and leases	$329,714	$252,405	$77,304	n/m
Average - total deposits	235,202	99,416	135,787	n/m
Period end - total assets (2)	779,138	280,630	472,855	n/m

	Six Months Ended June 30, 2007
	Total	Commercial	Corporate and Investment Bank	Other
Net interest income (1)	$5,017	$3,255	$1,972	$(210)
Noninterest income:
Service charges	1,337	627	710	—
Investment and brokerage services	454	17	437	—
Investment banking income	1,524	36	1,488	—
Trading account profits	1,832	6	1,825	1
All other income	1,222	913	229	80

Total noninterest income	6,369	1,599	4,689	81

Total revenue, net of interest expense	11,386	4,854	6,661	(129)

Provision for credit losses	157	134	20	3
Noninterest expense	6,205	1,903	4,193	109

Income (loss) before income taxes	5,024	2,817	2,448	(241)
Income tax expense (benefit) (1)	1,858	1,042	905	(89)

Net income (loss)	$3,166	$1,775	$1,543	$(152)

Net interest yield (1)	1.53%	3.35%	n/m	n/m
Return on average equity	15.28	21.40	17.62%	n/m
Efficiency ratio (1)	54.50	39.20	62.95	n/m
Average - total loans and leases	250,913	$191,853	$59,049	n/m
Average - total deposits	214,402	86,917	127,486	n/m
Period end - total assets (2)	731,377	217,045	496,401	n/m

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Business Lending Key Indicators

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Business lending revenue, net of interest expense
Corporate lending (1)	$576	$375	$256	$320	$244	$156	$196
Commercial lending	2,753	2,067	1,461	1,292	1,593	1,033	1,090
Consumer indirect lending	334	380	310	24	64	170	201

Total revenue, net of interest expense	$3,663	$2,822	$2,027	$1,636	$1,901	$1,359	$1,487

Business lending margin
Corporate lending	0.97%	0.99%	0.99%	0.96%	0.77%	0.51%	0.97%
Commercial lending	1.55	1.49	1.50	1.60	2.18	1.49	1.52
Consumer indirect lending	1.83	1.69	1.85	1.81	1.65	1.71	1.72

Provision for credit losses
Corporate lending	$(22)	$2	$(32)	$10	$(26)	$66	$(3)
Commercial lending	618	(21)	294	324	144	70	(5)
Consumer indirect lending	324	155	135	189	162	102	41

Total provision for credit losses	$920	$136	$397	$523	$280	$238	$33

Credit quality (2,3,4)

Utilized criticized exposure
Corporate lending	$4,942	$789	$4,942	$3,242	$2,102	$1,538	$789
	4.98%	1.02%	4.98%	3.28%	2.44%	1.98%	1.02%
Commercial lending	$21,168	$5,635	$21,168	$17,351	$13,926	$8,006	$5,635
	7.98%	3.12%	7.98%	6.75%	5.40%	4.23%	3.12%

Total utilized criticized exposure	$26,110	$6,424	$26,110	$20,593	$16,028	$9,544	$6,424
	7.17%	2.49%	7.17%	5.79%	4.81%	3.58%	2.49%
Nonperforming assets
Corporate lending	$150	$21	$150	$150	$115	$269	$21
	0.28%	0.06%	0.28%	0.30%	0.24%	0.62%	0.06%
Commercial lending	$3,680	$698	$3,680	$2,603	$1,923	$777	$698
	1.42%	0.36%	1.42%	1.02%	0.78%	0.39%	0.36%

Total nonperforming assets	$3,830	$719	$3,830	$2,753	$2,038	$1,046	$719
	1.22%	0.31%	1.22%	0.91%	0.69%	0.43%	0.31%
Average loans and leases by product
Commercial	$155,167	$116,511	$157,743	$152,591	$149,862	$120,355	$115,814
Leases	24,276	21,590	24,287	24,264	24,273	22,051	21,725
Foreign	22,642	14,718	23,817	21,467	22,030	17,430	14,977
Real estate	57,968	34,230	58,448	57,488	55,175	36,120	34,476
Consumer	39,555	40,144	40,345	38,765	39,613	40,956	40,792
Other	1,852	2,071	1,820	1,885	1,988	1,940	1,972

Total average loans and leases	$301,460	$229,264	$306,460	$296,460	$292,941	$238,852	$229,756

(1) Total corporate lending revenue	$576	$375	$256	$320	$244	$156	$196
Less: Impact of credit mitigation	64	(14)	(5)	69	7	(7)	(3)

Corporate lending revenues excluding credit mitigation	$512	$389	$261	$251	$237	$163	$199

(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The criticized exposure is on an end-of-period basis and are also shown as a percentage of total commercial utilized credit exposure, including loans and leases, standby letters of credit, and financial guarantees, derivative assets, and commercial letters of credit.
(3)	Nonperforming assets are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.
(4)	Criticized exposure related to the fair value option portfolio are not included. There are no nonperforming assets in the fair value portfolio.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking - Capital Markets and Advisory Services Key Indicators

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Investment banking income
Advisory fees	$117	$240	$51	$66	$112	$94	$110
Debt underwriting	963	1,114	604	359	377	281	611
Equity underwriting	350	170	110	240	88	61	100

Total investment banking income	1,430	1,524	765	665	577	436	821

Sales and trading revenue
Fixed income:
Liquid products	2,012	1,049	1,290	722	624	614	592
Credit products	(18)	883	495	(513)	(410)	(824)	362
Structured products	(2,776)	811	(923)	(1,853)	(5,513)	(617)	494

Total fixed income	(782)	2,743	862	(1,644)	(5,299)	(827)	1,448
Equity income	631	867	298	333	205	252	441

Total sales and trading revenue	(151)	3,610	1,160	(1,311)	(5,094)	(575)	1,889

Total Capital Markets and Advisory Services market-based revenue (1)	$ 1,279	$ 5,134	$ 1,925	$ (646)	$ (4,517)	$ (139)	$ 2,710

Balance sheet (average)
Trading account securities	$186,983	$179,058	$183,119	$190,849	$188,925	$192,844	$185,839
Reverse repurchases	53,920	68,661	51,655	56,184	51,266	52,436	70,821
Securities borrowed	72,291	94,910	65,742	78,839	84,399	81,404	92,056
Derivative assets	35,245	24,366	35,537	34,953	28,282	28,611	26,644

Total trading-related assets	$348,439	$366,995	$336,053	$360,825	$352,872	$355,295	$375,360

Sales credits from secondary trading
Liquid products	1,152	953	557	595	534	577	501
Credit products	587	643	306	281	279	352	341
Structured products	368	467	202	166	133	161	243
Equities	541	587	259	282	262	277	303

Total sales credits	2,648	2,650	1,324	1,324	1,208	1,367	1,388

Volatility of product revenues - 1 std dev
Liquid products	$ 26.5	$ 9.1	$ 23.6	$ 28.7	$ 10.4	$ 16.3	$ 9.0
Credit products	13.2	6.2	7.2	13.8	12.0	21.8	6.3
Structured products	11.3	7.5	8.8	13.4	408.1	33.5	7.2
Equities	9.4	5.6	8.7	10.7	7.3	16.3	6.3
Total volatility	58.6	15.6	44.3	64.6	405.5	54.9	16.2

(1)	Market-based revenue excludes $52 million and $22 million for the six months ended June 30, 2008 and 2007, and $25 million, $27 million, $26 million, $22 million and $22 million, respectively, for the three months ended June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, of net interest income on loans that are accounted for at fair value in accordance with SFAS 159.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Corporate and Investment Banking Strategic Progress

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation. Ranked based on deal size.

(1)	M&A Announced Advisor Rankings

Highlights

•	Top 5 rankings in:

Leveraged loans Convertible debt Syndicated loans High-yield debt	Mortgage-backed securities Asset-backed securities Investment grade debt

•	Market share for convertible debt, asset-backed securities and investment grade debt for YTD 08 includes self-funded deals, market share without these deals was 9.9%, 9.1% and 9.8%, respectively.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Special Purpose Entities Liquidity Exposure

(Dollars in millions)

	June 30, 2008
	VIEs (1)		QSPEs (2)
	Consolidated	Unconsolidated	Unconsolidated	Total
Corporation-sponsored multi-seller conduits	$14,214	$47,754	$—	$61,968
Municipal bond trusts and corporate SPEs	4,645	4,168	5,419	14,232
Asset acquisition conduits	1,157	4,116	—	5,273
Customer-sponsored conduits	—	1,231	—	1,231
Collateralized debt obligation vehicles	—	1,077	—	1,077

Total liquidity exposure	$20,016	$58,346	$5,419	$83,781

	March 31, 2008
	VIEs (1)		QSPEs (2)
	Consolidated	Unconsolidated	Unconsolidated	Total
Corporation-sponsored multi-seller conduits	$14,722	$44,429	$—	$59,151
Municipal bond trusts and corporate SPEs	5,422	2,770	7,301	15,493
Asset acquisition conduits	1,495	5,079	—	6,574
Customer-sponsored conduits	—	1,688	—	1,688
Collateralized debt obligation vehicles	—	6,193	—	6,193

Total liquidity exposure	$21,639	$60,159	$7,301	$89,099

(1)	Variable interest entities (VIEs) are special purpose entities (SPEs) which lack sufficient equity at risk or whose equity investors do not have a controlling financial interest. In accordance with Financial Accounting Standards Board (FASB) Interpretation No. 46 (Revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51” (FIN 46R), a VIE is consolidated by the party known as the primary beneficiary that will absorb the majority of the expected losses or expected residual returns of the VIEs or both. For example, an entity that holds a majority of the subordinated debt or equity securities issued by a VIE, or protects other investors from loss through a guarantee or similar arrangement, may have to consolidate the VIE. The assets and liabilities of consolidated VIEs are recorded on the Corporation’s balance sheet.
(2)	Qualifying special purposes entities (QSPEs) are SPEs whose activities are strictly limited to holding and servicing financial assets and meet the requirements set forth in SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities – a replacement of FASB Statement No. 125” (SFAS 140). QSPEs are generally not required to be consolidated by any party. This table includes only those QSPEs to which we have liquidity exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure Rollforward

(Dollars in millions)

	March 31, 2008 Net Exposure	Paydowns /Liquidations / Other	Second Quarter 2008 Net Writedowns (1)	Reclassifications (2)	June 30, 2008 Net Exposure
Super senior liquidity commitments
High grade	$ 2,892	$ (51)	$ (32)	$ (2,095)	$ 714
Mezzanine	358	—	—	—	358
CDO-squared	414	—	(80)	(334)	—

Total super senior liquidity commitments	3,664	(51)	(112)	(2,429)	1,072

Other super senior exposure
High grade	3,429	(1,842)	(74)	2,095	3,608
Mezzanine	495	(174)	(44)	—	277
CDO-squared	1,697	(13)	(214)	334	1,804

Total other super senior exposure	5,621	(2,029)	(332)	2,429	5,689

Total super senior exposure excluding retained securities on CDOs that have since been liquidated (3)	$ 9,285	$ (2,080)	$ (444)	$ —	$ 6,761

(1)	Net of insurance.
(2)	Represents CDO exposure that was reclassified from super senior liquidity commitments to other super senior exposure as the Corporation is no longer providing liquidity.
(3)	At June 30, 2008 and March 31, 2008, the Corporation held $1.7 billion and $264 million in assets acquired from liquidated CDO vehicles. During the three months ended June 30, 2008 and March 31, 2008, the Corporation recognized $115 million and $25 million in impairment charges on these assets.

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	Total CDO Exposure at June 30, 2008										Total CDO Net Exposure
	Subprime Exposure (1)					Non-Subprime Exposure (2)
	Gross	Insured	Net of Insured Amount	Cumulative Writedowns (3)	Net Exposure	Gross	Insured	Net of Insured Amount	Cumulative Writedowns (3)	Net Exposure	June 30 2008	March 31 2008
Super senior liquidity commitments
High grade	$ —	$ —	$ —	$ —	$ —	$ 714	$ —	$ 714	$ —	$ 714	$ 714	$ 2,892
Mezzanine	363	—	363	(5)	358	—	—	—	—	—	358	358
CDO-squared	—	—	—	—	—	—	—	—	—	—	—	414

Total super senior liquidity commitments	363	—	363	(5)	358	714	—	714	—	714	1,072	3,664
Other super senior exposure
High grade	5,170	(3,741)	1,429	(367)	1,062	3,463	(735)	2,728	(182)	2,546	3,608	3,429
Mezzanine	1,019	—	1,019	(742)	277	—	—	—	—	—	277	495
CDO-squared	5,107	—	5,107	(3,303)	1,804	365	(365)	—	—	—	1,804	1,697

Total other super senior exposure	11,296	(3,741)	7,555	(4,412)	3,143	3,828	(1,100)	2,728	(182)	2,546	5,689	5,621

Total super senior exposure excluding retained securities on CDOs that have since been liquidated	$ 11,659	$ (3,741)	$ 7,918	$ (4,417)	$ 3,501	$ 4,542	$ (1,100)	$ 3,442	$ (182)	$ 3,260	$ 6,761	$ 9,285

Retained securities on CDOs that have since been liquidated					$ 1,667						$ 1,667	$ 264

Total super senior CDO exposure and retained securities					$ 5,168						$ 8,428	$ 9,549

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Net of insurance. Represents remaining CDOs.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Subprime Super Senior Collateralized Debt Obligation Carrying Values

(Dollars in millions)

	June 30, 2008
	Subprime Net Exposure	Carrying Value as a Percent of Original Net Exposure	Subprime Content of Collateral (1)	Vintage of Subprime Collateral
				Percent in 2006/2007 Vintages	Percent in 2005/prior Vintages
Super senior liquidity commitments
High grade	$ —	—%	—%	—%	—%
Mezzanine	358	99	34	55	45
CDO-squared	—	—	—	—	—

Total super senior liquidity commitments	358	99

Other super senior exposure
High grade	1,062	73	53	13	87
Mezzanine	277	28	81	59	41
CDO-squared	1,804	33	23	71	29

Total other super senior exposure	3,143	39

Total super senior exposure excluding retained securities on CDOs that have since been liquidated	$3,501	42

Retained securities on CDOs that have since been liquidated	$1,667	44	51	43	57

Total super senior CDO exposure and retained securities	$5,168	43

(1)	Based on current net exposure value.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Segment Results (1, 2)

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Net interest income (3)	$2,131	$1,871	$1,133	$998	$989	$1,002	$949
Noninterest income:
Investment and brokerage services	2,176	1,669	1,095	1,081	1,080	1,032	863
All other income (loss)	(106)	130	51	(157)	(319)	44	77

Total noninterest income	2,070	1,799	1,146	924	761	1,076	940

Total revenue, net of interest expense	4,201	3,670	2,279	1,922	1,750	2,078	1,889

Provision for credit losses	362	9	119	243	34	(29)	(13)
Noninterest expense	2,556	1,967	1,241	1,315	1,278	1,233	993

Income before income taxes	1,283	1,694	919	364	438	874	909
Income tax expense (3)	481	627	346	135	127	326	333

Net income	$802	$1,067	$573	$229	$311	$548	$576

Net interest yield (3)	2.82%	3.16%	2.91%	2.73%	2.86%	3.10%	3.14%
Return on average equity	13.82	24.51	19.58	7.95	10.86	20.33	26.35
Efficiency ratio (3)	60.84	53.59	54.44	68.43	73.03	59.31	52.57

Balance sheet
Average
Total loans and leases	$86,607	$66,907	$87,572	$85,642	$82,814	$77,044	$67,964
Total earning assets (4)	151,765	119,329	156,418	147,111	137,140	128,154	121,024
Total assets (4)	161,387	125,735	165,860	156,913	147,372	137,081	127,372
Total deposits	152,807	116,614	157,113	148,501	138,161	127,819	118,254
Allocated equity	11,672	8,782	11,774	11,570	11,345	10,700	8,766

Period end
Total loans and leases	$88,171	$69,217	$88,171	$87,308	$84,600	$78,324	$69,217
Total earning assets (4)	157,333	121,806	157,333	153,745	145,052	130,172	121,806
Total assets (4)	167,187	128,388	167,187	163,011	155,666	138,576	128,388
Total deposits	158,227	118,972	158,227	154,174	144,865	130,533	118,972

Client assets (5)
Assets under management	$589,459	$566,267	$589,459	$607,521	$643,531	$709,955	$566,267
Client brokerage assets (6)	210,701	213,711	210,701	213,743	222,661	217,916	213,711
Assets in custody	156,530	109,360	156,530	158,486	167,575	158,756	109,360
Less: Client brokerage assets and assets in custody included in assets under management	(89,234)	(80,784)	(89,234)	(88,755)	(87,071)	(87,386)	(80,784)

Total net client assets	$867,456	$808,554	$867,456	$890,995	$946,696	$999,241	$808,554

(1)	Global Wealth and Investment Management services clients through three primary businesses: U.S. Trust, Bank of America Private Wealth Management (U.S. Trust), Columbia Management, and Premier Banking and Investments. In addition, ALM/Other primarily includes the results of ALM activities.
(2)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(3)	Fully taxable-equivalent basis
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(5)	In December 2007, the Corporation completed the sale of Marsico Capital Management, LLC (Marsico). Total assets under management for the third and second quarters of 2007 include assets under management that were managed prior to the sale of Marsico of $59.5 billion (including $5.3 billion in eliminations) and $53.7 billion (including $5.2 billion in eliminations). Prior period Marsico business results have been transferred to All Other to better facilitate period-over-period comparisons.
(6)	Client brokerage assets include non-discretionary brokerage and fee-based assets.

Certain	prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Three Months Ended June 30, 2008
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other

Net interest income (3)	$1,133	$304	$(5)	$536	$298
Noninterest income:
Investment and brokerage services	1,095	387	403	263	42
All other income (loss)	51	15	(33)	66	3

Total noninterest income	1,146	402	370	329	45

Total revenue, net of interest expense	2,279	706	365	865	343

Provision for credit losses	119	6	—	113	—
Noninterest expense	1,241	458	302	452	29

Income before income taxes	919	242	63	300	314
Income tax expense (3)	346	90	24	111	121

Net income	$573	$152	$39	$189	$193

Net interest yield (3)	2.91%	2.40%	n/m	1.79%	n/m
Return on average equity	19.58	12.95	23.54%	39.03	n/m
Efficiency ratio (3)	54.44	64.79	82.63	52.30	n/m
Average - total loans and leases	$87,572	$51,051	n/m	$36,507	n/m
Average - total deposits	157,113	36,452	n/m	120,339	n/m
Period end - total assets (4)	167,187	56,560	$2,819	123,359	n/m

	Three Months Ended March 31, 2008
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$998	$278	$2	$535	$183
Noninterest income:
Investment and brokerage services	1,081	379	398	258	46
All other income (loss)	(157)	18	(221)	48	(2)

Total noninterest income	924	397	177	306	44

Total revenue, net of interest expense	1,922	675	179	841	227

Provision for credit losses	243	3	—	240	—
Noninterest expense	1,315	504	305	439	67

Income (loss) before income taxes	364	168	(126)	162	160
Income tax expense (benefit) (3)	135	62	(47)	60	60

Net income (loss)	$229	$106	$(79)	$102	$100

Net interest yield (3)	2.73%	2.33%	n/m	1.90%	n/m
Return on average equity	7.95	9.65	(44.72)%	20.87	n/m
Efficiency ratio (3)	68.43	74.65	n/m	52.21	n/m
Average - total loans and leases	$85,642	$47,929	n/m	$37,679	n/m
Average - total deposits	148,501	34,634	n/m	113,351	n/m
Period end - total assets (4)	163,011	52,729	$2,990	120,923	n/m

	Three Months Ended June 30, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$949	$226	$1	$672	$50
Noninterest income:
Investment and brokerage services	863	253	335	240	35
All other income	77	13	24	36	4

Total noninterest income	940	266	359	276	39

Total revenue, net of interest expense	1,889	492	360	948	89

Provision for credit losses	(13)	(12)	—	(1)	—
Noninterest expense	993	310	242	421	20

Income before income taxes	909	194	118	528	69
Income tax expense (3)	333	72	43	195	23

Net income	$576	$122	$75	$333	$46

Net interest yield (3)	3.14%	2.69%	n/m	2.81%	n/m
Return on average equity	26.35	34.39	66.93%	83.24	n/m
Efficiency ratio (3)	52.57	62.93	67.11	44.46	n/m
Average - total loans and leases	$67,964	$33,666	n/m	$34,287	n/m
Average - total deposits	118,254	21,970	n/m	96,256	n/m
Period end - total assets (4)	128,388	35,102	$1,443	98,464	n/m

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	For the three months ended June 30, 2008, March 31, 2008 and June 30, 2007, a total of $5.6 billion, $7.0 billion and $2.9 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management Business Results

(Dollars in millions)

	Six Months Ended June 30, 2008
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other

Net interest income (3)	$2,131	$582	$(3)	$1,071	$481
Noninterest income:
Investment and brokerage services	2,176	766	801	521	88
All other income (loss)	(106)	33	(254)	114	1

Total noninterest income	2,070	799	547	635	89

Total revenue, net of interest expense	4,201	1,381	544	1,706	570

Provision for credit losses	362	9	—	353	—
Noninterest expense	2,556	962	607	891	96

Income (loss) before income taxes	1,283	410	(63)	462	474
Income tax expense (benefit) (3)	481	152	(23)	171	181

Net income (loss)	$802	$258	$(40)	$291	$293

Net interest yield (3)	2.82%	2.36%	n/m	1.84%	n/m
Return on average equity	13.82	11.36	(11.40)%	29.92	n/m
Efficiency ratio (3)	60.84	69.61	n/m	52.26	n/m
Average - total loans and leases	$86,607	$49,490	n/m	$37,093	n/m
Average - total deposits	152,807	35,543	n/m	116,845	n/m
Period end - total assets (4)	167,187	56,560	$2,819	123,359	n/m

	Six Months Ended June 30, 2007
	Total	U.S. Trust (1)	Columbia Management	Premier Banking and Investments (2)	ALM/ Other
Net interest income (3)	$1,871	$449	$1	$1,331	$90
Noninterest income:
Investment and brokerage services	1,669	480	654	460	75
All other income	130	24	26	70	10

Total noninterest income	1,799	504	680	530	85

Total revenue, net of interest expense	3,670	953	681	1,861	175

Provision for credit losses	9	9	—	—	—
Noninterest expense	1,967	617	477	834	39

Income before income taxes	1,694	327	204	1,027	136
Income tax expense (3)	627	121	75	380	51

Net income	$1,067	$206	$129	$647	$85

Net interest yield (3)	3.16%	2.73%	n/m	2.83%	n/m
Return on average equity	24.51	28.33	54.66%	81.05	n/m
Efficiency ratio (3)	53.59	64.83	70.05	44.79	n/m
Average - total loans and leases	$66,907	$33,192	n/m	$33,703	n/m
Average - total deposits	116,614	21,673	n/m	94,908	n/m
Period end - total assets (4)	128,388	35,102	$1,443	98,464	n/m

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	For the six months ended June 30, 2008 and 2007, a total of $12.6 billion and $6.4 billion of deposits were migrated to Global Wealth and Investment Management from Global Consumer and Small Business Banking.
(3)	Fully taxable-equivalent basis
(4)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Global Wealth and Investment Management - Key Indicators

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Investment and Brokerage Services
U.S. Trust (1)
Asset management fees	$742	$466	$374	$368	$378	$356	$245
Brokerage income	24	14	13	11	8	8	8

Total	$766	$480	$387	$379	$386	$364	$253

Columbia Management
Asset management fees	$799	$652	$402	$397	$401	$378	$334
Brokerage income	2	2	1	1	—	1	1

Total	$801	$654	$403	$398	$401	$379	$335

Premier Banking and Investments
Asset management fees	$172	$139	$84	$88	$81	$81	$73
Brokerage income	349	321	179	170	165	162	167

Total	$521	$460	$263	$258	$246	$243	$240

ALM/Other
Asset management fees	$88	$75	$42	$46	$47	$46	$35
Brokerage income	—	—	—	—	—	—	—

Total	$88	$75	$42	$46	$47	$46	$35

Total Global Wealth and Investment Management
Asset management fees	$1,801	$1,332	$902	$899	$907	$861	$687
Brokerage income	375	337	193	182	173	171	176

Total investment and brokerage services	$2,176	$1,669	$1,095	$1,081	$1,080	$1,032	$863

Assets Under Management (2,3)
Assets under management by business:
U.S. Trust (1)	$210,969	$144,054	$210,969	$214,526	$225,209	$225,297	$144,054
Columbia Management	422,827	453,092	422,827	409,064	439,053	511,996	453,092
Retirement and GWIM Client Solutions	45,907	27,043	45,907	48,655	42,814	44,512	27,043
Premier Banking and Investments	22,404	22,183	22,404	21,600	22,915	21,392	22,183
Eliminations (4)	(113,001)	(81,653)	(113,001)	(86,760)	(87,085)	(94,255)	(81,653)
International Wealth Management	353	1,548	353	436	625	1,013	1,548

Total assets under management	$589,459	$566,267	$589,459	$607,521	$643,531	$709,955	$566,267

Assets under management rollforward:
Beginning balance	$643,531	$542,977	$607,521	$643,531	$709,955	$566,267	$547,448
Net flows	(18,876)	9,431	(12,611)	(6,265)	(2,226)	18,066	7,763
Market valuation/other	(35,196)	13,859	(5,451)	(29,745)	(64,198)	125,622	11,056

Ending balance	$589,459	$566,267	$589,459	$607,521	$643,531	$709,955	$566,267

Assets under management mix:
Money market/other	$225,887	$213,481	$225,887	$242,956	$246,213	$246,748	$213,481
Fixed income	107,687	83,425	107,687	107,365	111,217	109,117	83,425
Equity	255,885	269,361	255,885	257,200	286,101	354,090	269,361

Total assets under management	$589,459	$566,267	$589,459	$607,521	$643,531	$709,955	$566,267

Client Brokerage Assets	$210,701	$213,711	$210,701	$213,743	$222,661	$217,916	$213,711

Premier Banking and Investments Metrics
Client facing associates
Number of client managers	2,538	2,498	2,538	2,572	2,548	2,505	2,498
Number of financial advisors	1,974	1,888	1,974	1,952	1,950	1,847	1,888
All other	1,086	1,094	1,086	1,157	1,079	1,020	1,094

Total client facing associates	5,598	5,480	5,598	5,681	5,577	5,372	5,480

Financial Advisor Productivity (5) (in thousands)	$239	$216	$121	$118	$113	$116	$114
Total client balances (6)	$308,174	$292,455	$308,174	$309,687	$309,190	$299,275	$292,455
Number of Households with Banking and Brokerage Relationships (in thousands)	288	256	288	283	277	267	256

U.S. Trust Metrics (1)
Client facing associates	3,882	2,031	3,882	3,922	3,989	3,776	2,031
Total client balances (6)	$357,575	$227,086	$357,575	$362,425	$380,687	$360,864	$227,086

Columbia Management Performance Metrics
# of 4 or 5 Star Funds by Morningstar	50	40	50	50	48	47	40
% of Assets Under Management in 4 or 5 Star Rated Funds (7)	64%	51%	64%	69%	68%	55%	51%

(1)	In July 2007, the operations of the acquired U.S. Trust Corporation were combined with the former Private Bank to create U.S. Trust, Bank of America Private Wealth Management. The results of the combined business were reported for periods beginning on July 1, 2007. Prior to July 1, 2007, the results solely reflect that of the former Private Bank.
(2)	The acquisition of LaSalle Bank Corporation contributed $7.5 billion to assets under management in fourth quarter 2007. The acquisition of U.S. Trust Corporation contributed $115.6 billion to assets under management in third quarter 2007. The sale of Marsico resulted in a $60.9 billion decrease in assets under management in fourth quarter 2007 (including a $5.3 billion reduction in eliminations).
(3)	In December 2007, the Corporation completed the sale of Marsico. Total assets under management for the third and second quarters of 2007 include assets under management that were managed prior to the sale of Marsico of $59.5 billion (including $5.3 billion in eliminations) and $53.7 billion (including $5.2 billion in eliminations). Prior period Marsico business results have been transferred to All Other to better facilitate period-over-period comparisons.
(4)	The elimination of assets under management that are managed by two lines of business.
(5)	Financial advisor productivity is defined as full service gross production divided by average number of total financial advisors.
(6)	Client balances are defined as deposits, assets under management, client brokerage assets and other assets in custody.
(7)	Results shown are defined by Columbia Management’s calculation using Morningstar’s Overall Rating criteria for 4 & 5 star rating. The assets under management of the Columbia Funds that had a 4 & 5 star rating were totaled then divided by the assets under management of all the funds in the ranking.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2008	First Quarter 2008	Fourth Quarter 2007	Third Quarter 2007	Second Quarter 2007
	2008	2007
Net interest income (2)	$(4,017)	$(3,618)	$(2,035)	$(1,982)	$(2,042)	$(1,986)	$(1,883)
Noninterest income:
Card income	1,259	1,397	595	664	680	739	676
Equity investment income	978	2,615	710	268	278	852	1,719
Gains on sales of debt securities	351	63	131	220	110	7	2
All other income (loss)	(355)	(101)	(101)	(254)	754	(219)	(147)

Total noninterest income	2,233	3,974	1,335	898	1,822	1,379	2,250

Total revenue, net of interest expense	(1,784)	356	(700)	(1,084)	(220)	(607)	367
Provision for credit losses (3)	(2,408)	(2,626)	(1,197)	(1,211)	(1,294)	(1,290)	(1,313)
Merger and restructuring charges	382	186	212	170	140	84	75
All other noninterest expense	130	361	17	113	(21)	(232)	(50)

Income (loss) before income taxes	112	2,435	268	(156)	955	831	1,655
Income tax expense (benefit) (2)	51	741	(11)	62	127	210	584

Net income (loss)	$61	$1,694	$279	$(218)	$828	$621	$1,071

Balance sheet
Average
Total loans and leases	$95,248	$96,672	$88,251	$102,245	$106,431	$104,058	$101,093
Total earning assets	268,221	209,074	265,063	269,974	279,037	238,210	213,791
Total assets	345,202	262,752	344,216	344,784	345,219	286,645	265,902
Total deposits	56,417	34,332	52,945	59,887	66,271	35,480	31,979
Period end
Total loans and leases	$73,130	$107,429	$73,130	$96,472	$107,580	$102,002	$107,429
Total earning assets	258,314	219,582	258,314	251,451	261,534	248,521	219,582
Total assets	343,988	270,910	343,988	344,306	340,807	300,406	270,910
Total deposits	58,622	31,693	58,622	59,515	68,676	35,977	31,693

(1)	All Other consists of equity investment activities including Principal Investing, Corporate Investments and Strategic Investments, the residual impact of the allowance for credit losses and the cost allocation processes, merger and restructuring charges, intersegment eliminations, and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for SFAS No. 133 “Accounting for Derivative instruments and Hedging Activities, as amended” hedge accounting treatment, foreign exchange rate fluctuations related to SFAS No. 52, “Foreign Currency Translation” revaluation of foreign-denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. All Other also includes adjustments to noninterest income and income tax expense to remove the FTE impact of items (primarily low-income housing tax credits) that have been grossed up within noninterest income to a FTE amount in the business segments. In addition, All Other includes the offsetting securitization impact to present Global Consumer and Small Business Banking on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - All Other - Reconciliation on page 47).
(2)	Fully taxable-equivalent basis
(3)	Provision for credit losses represents the provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.

Components of Equity Investment Income

(Dollars in millions)

	Six Months Ended June 30		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2008	2007	2008	2008	2007	2007	2007
Principal Investing	$308	$1,825	$296	$12	$117	$275	$1,250
Corporate Investments	144	340	112	32	(7)	112	150
Strategic and other investments	526	450	302	224	168	465	319

Total equity investment income included in All Other	978	2,615	710	268	278	852	1,719
Total equity investment income included in the business segments	668	228	(118)	786	39	52	110

Total consolidated equity investment income	$1,646	$2,843	$592	$1,054	$317	$904	$1,829

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	June 30 2008	March 31 2008	Increase (Decrease)
Consumer
Residential mortgage	$235,472	$266,145	$(30,673)
Credit card - domestic	62,081	60,393	1,688
Credit card - foreign	16,561	15,518	1,043
Home equity	121,409	118,381	3,028
Direct/Indirect consumer (1)	84,907	80,219	4,688
Other consumer (2)	3,859	3,973	(114)

Total consumer	524,289	544,629	(20,340)

Commercial
Commercial - domestic (3)	220,610	208,212	12,398
Commercial real estate (4)	62,897	62,739	158
Commercial lease financing	22,815	22,132	683
Commercial - foreign	34,839	31,101	3,738

Total commercial loans measured at historical cost	341,161	324,184	16,977
Commercial loans measured at fair value (5)	5,014	5,057	(43)

Total commercial	346,175	329,241	16,934

Total loans and leases	$870,464	$873,870	$(3,406)

(1)	Includes foreign consumer loans of $2.9 billion and $3.2 billion at June 30, 2008 and March 31, 2008.
(2)	Includes consumer finance loans of $2.8 billion and $2.9 billion, and other foreign consumer loans of $839 million and $841 million at June 30, 2008 and March 31, 2008.
(3)	Includes small business commercial - domestic loans of $19.9 billion and $20.1 billion at June 30, 2008 and March 31, 2008.
(4)	Includes domestic commercial real estate loans of $61.8 billion and $61.4 billion, and foreign commercial real estate loans of $1.1 billion and $1.3 billion at June 30, 2008 and March 31, 2008.
(5)	Certain commercial loans are measured at fair value in accordance with SFAS 159 and include commercial—domestic loans of $3.5 billion and $3.9 billion, commercial—foreign loans of $1.3 billion and $949 million, and commercial real estate loans of $176 million and $240 million at June 30, 2008 and March 31, 2008.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Second Quarter 2008
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$256,164	$ 30,454	$ 621	$35,469	$189,620
Credit card - domestic	61,655	152,613	—	—	(90,958)
Credit card - foreign	16,566	33,045	—	—	(16,479)
Home equity	120,265	90,767	892	23,250	5,356
Direct/Indirect consumer	82,593	37,793	40,344	5,255	(799)
Other consumer	3,953	1,060	20	30	2,843

Total consumer	541,196	345,732	41,877	64,004	89,583
Commercial
Commercial - domestic	219,537	20,134	178,031	21,922	(550)
Commercial real estate	62,810	671	60,603	1,564	(28)
Commercial lease financing	22,276	—	24,368	—	(2,092)
Commercial - foreign	32,820	1,599	29,801	82	1,338

Total commercial	337,443	22,404	292,803	23,568	(1,332)

Total loans and leases	$878,639	$368,136	$334,680	$87,572	$ 88,251

	First Quarter 2008
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$270,541	$ 32,792	$ 981	$34,338	$202,430
Credit card - domestic	63,277	151,829	—	—	(88,552)
Credit card - foreign	15,241	31,865	—	—	(16,624)
Home equity	116,562	86,854	898	24,125	4,685
Direct/Indirect consumer	78,705	35,984	38,764	5,235	(1,278)
Other consumer	4,049	1,049	15	24	2,961

Total consumer	548,375	340,373	40,658	63,722	103,622
Commercial
Commercial - domestic	212,394	20,035	172,541	20,442	(624)
Commercial real estate	62,202	1,138	59,703	1,397	(36)
Commercial lease financing	22,227	—	24,351	—	(2,124)
Commercial - foreign	30,463	1,480	27,495	81	1,407

Total commercial	327,286	22,653	284,090	21,920	(1,377)

Total loans and leases	$875,661	$363,026	$324,748	$85,642	$102,245

	Second Quarter 2007
	Total Corporation	Global Consumer and Small Business Banking (1)	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other (1)
Consumer
Residential mortgage	$260,099	$ 32,564	$ 1,314	$25,249	$200,972
Credit card - domestic	56,235	138,429	—	—	(82,194)
Credit card - foreign	11,946	29,140	—	—	(17,194)
Home equity	94,267	69,087	944	20,715	3,521
Direct/Indirect consumer	67,927	29,014	40,791	2,991	(4,869)
Other consumer	4,401	989	13	19	3,380

Total consumer	494,875	299,223	43,062	48,974	103,616
Commercial
Commercial - domestic	166,529	16,619	133,080	17,896	(1,066)
Commercial real estate	36,788	101	35,670	996	21
Commercial lease financing	19,784	—	21,845	—	(2,061)
Commercial - foreign	22,223	1,304	20,238	98	583

Total commercial	245,324	18,024	210,833	18,990	(2,523)

Total loans and leases	$740,199	$317,247	$253,895	$67,964	$101,093

(1)	Global Consumer and Small Business Banking is presented on a managed basis with a corresponding offset recorded in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	June 30 2008	March 31 2008	Increase (Decrease)	June 30 2008	March 31 2008	Increase (Decrease)
Real estate (4)	$77,070	$81,102	$(4,032)	$106,265	$112,698	$(6,433)
Diversified financials	44,603	43,065	1,538	95,325	92,839	2,486
Government and public education	34,620	30,219	4,401	56,727	52,203	4,524
Capital goods	29,764	28,168	1,596	55,730	53,897	1,833
Retailing	33,229	33,710	(481)	54,336	54,195	141
Healthcare equipment and services	26,938	25,512	1,426	44,027	42,253	1,774
Consumer services	27,729	25,141	2,588	43,415	40,744	2,671
Materials	23,026	24,329	(1,303)	38,508	39,695	(1,187)
Banks	23,845	24,774	(929)	35,349	38,339	(2,990)
Individuals and trusts	23,661	22,676	985	34,467	33,046	1,421
Commercial services and supplies	22,874	21,744	1,130	32,878	31,578	1,300
Energy	15,628	13,276	2,352	27,790	24,461	3,329
Food, beverage and tobacco	15,727	14,170	1,557	27,087	27,210	(123)
Media	8,105	8,092	13	20,166	20,024	142
Utilities	7,205	6,135	1,070	19,432	19,185	247
Transportation	12,667	13,020	(353)	18,462	19,003	(541)
Insurance	9,571	9,032	539	17,752	17,343	409
Religious and social organizations	8,717	8,462	255	11,944	11,187	757
Consumer durables and apparel	6,669	6,137	532	11,626	10,833	793
Technology hardware and equipment	4,384	4,427	(43)	10,827	10,191	636
Pharmaceuticals and biotechnology	4,164	4,701	(537)	10,226	9,561	665
Software and services	4,724	4,876	(152)	9,795	10,069	(274)
Telecommunication services	4,394	5,782	(1,388)	9,305	10,618	(1,313)
Automobiles and components	2,744	2,851	(107)	6,253	6,519	(266)
Food and staples retailing	3,004	2,638	366	5,223	4,943	280
Household and personal products	1,020	989	31	2,891	2,916	(25)
Semiconductors and semiconductor equipment	1,180	986	194	1,920	1,657	263
Other	8,013	8,143	(130)	8,681	8,763	(82)
Total commercial credit exposure by industry	$485,275	$474,157	$11,118	$816,407	$805,970	$10,437
Net credit default protection purchased on total commitments (5)				$(9,302)	$(9,006)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $16.5 billion and $20.3 billion at June 30, 2008 and March 31, 2008. In addition to cash collateral, derivative assets are also collateralized by $5.9 billion and $4.5 billion of primarily other marketable securities at June 30, 2008 and March 31, 2008 for which the credit risk has not been reduced.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value in accordance with SFAS 159 and are comprised of loans outstanding of $5.0 billion and $5.1 billion and issued letters of credit at notional value of $1.4 billion and $1.3 billion at June 30, 2008 and March 31, 2008. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $17.3 billion and $19.0 billion at June 30, 2008 and March 31, 2008.
(3)	Includes small business commercial - domestic exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile

	June 30 2008		March 31 2008
Less than or equal to one year (1)	(3	) %	2%
Greater than one year and less than or equal to five years	87		75
Greater than five years	16		23
Total net credit default protection	100%		100%

(1)	In order to mitigate the cost of purchasing ideal levels of credit protection, credit exposure can be added by selling credit protection. In the table, the distribution of maturities for net credit default protection purchased is shown as positive percentages and the distribution of maturities for net credit protection sold as negative percentages.

Net Credit Default Protection by Credit Exposure Debt Rating (1)

(Dollars in millions)

	June 30, 2008		March 31, 2008
Ratings	Net Notional	Percent	Net Notional	Percent
AAA	$4	—%	$(19)	0.2%
AA	(66)	0.7	(109)	1.2
A	(3,687)	39.6	(2,986)	33.2
BBB	(4,413)	47.5	(3,989)	44.3
BB	(1,388)	14.9	(1,633)	18.1
B	(175)	1.9	(150)	1.7
CCC and below	(85)	0.9	(75)	0.8
NR (2)	508	(5.5)	(45)	0.5
Total net credit default protection	$(9,302)	100.0%	$(9,006)	100.0%

(1)	In order to mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	In addition to unrated names, “NR” includes $550 million in net credit default swap index positions at June 30, 2008 and did not have positions at March 31, 2008. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/ Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure June 30, 2008	Increase (Decrease) from March 31, 2008
Region/Country
Asia Pacific
China (7)	$354	$284	$323	$15,999	$16,960	$—	$16,960	$1,526
South Korea	480	1,308	681	2,615	5,084	—	5,084	1,486
India	1,616	770	746	959	4,091	136	4,227	614
Taiwan	342	83	101	165	691	798	1,489	324
Singapore	414	29	231	386	1,060	—	1,060	(66)
Hong Kong	465	76	78	92	711	—	711	(66)
Other Asia Pacific (8)	157	110	25	333	625	—	625	(61)
Total Asia Pacific	3,828	2,660	2,185	20,549	29,222	934	30,156	3,757
Latin America
Brazil (9)	708	219	68	4,624	5,619	249	5,868	2,075
Mexico (10)	1,361	430	43	3,257	5,091	—	5,091	447
Chile	541	36	7	12	596	6	602	(27)
Other Latin America (8)	314	208	3	140	665	156	821	146
Total Latin America	2,924	893	121	8,033	11,971	411	12,382	2,641
Middle East and Africa (8)	896	248	191	472	1,807	—	1,807	(169)
Central and Eastern Europe (8)	75	60	93	98	326	—	326	(156)
Total emerging markets exposure	$7,723	$3,861	$2,590	$29,152	$43,326	$1,345	$44,671	$6,073

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe excluding Greece. There was no emerging market exposure included in the portfolio measured at fair value in accordance with SFAS 159 at June 30, 2008 and March 31, 2008.
(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $77 million and $145 million at June 30, 2008 and March 31, 2008. At June 30, 2008 and March 31, 2008, there were $98 million and $10 million of other marketable securities collateralizing derivative assets for which credit risk has not been reduced.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting rules. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at June 30, 2008 was $16.9 billion compared to $22.3 billion at March 31, 2008. Local liabilities at June 30, 2008 in Asia Pacific and Latin America were $15.1 billion and $1.8 billion, of which $5.4 billion were in Hong Kong, $3.4 billion in Singapore, $2.7 billion in South Korea, $1.8 billion in Mexico, $1.2 billion in China, and $1.0 billion in India. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments include an investment of $15.6 billion in China Construction Bank (CCB).
(8)	No country included in Other Asia Pacific, Other Latin America, Middle East and Africa, or Central and Eastern Europe had total foreign exposure of more than $500 million.
(9)	Securities/Other Investments include an investment of $4.5 billion in Banco Itau Holding Financeira S.A.
(10)	Securities/Other Investments include an investment of $3.0 billion in Grupo Financiero Santander, S.A.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries

Nonperforming Assets

(Dollars in millions)

	June 30 2008	March 31 2008	December 31 2007	September 30 2007	June 30 2007
Residential mortgage	$ 3,269	$ 2,576	$ 1,999	$ 1,176	$ 867
Home equity	1,851	1,786	1,340	764	496
Direct/Indirect consumer	11	6	8	6	3
Other consumer	89	91	95	94	94

Total consumer	5,220	4,459	3,442	2,040	1,460

Commercial - domestic (1)	1,079	980	852	638	392
Commercial real estate	2,616	1,627	1,099	352	280
Commercial lease financing	40	44	33	29	27
Commercial - foreign	48	54	19	16	17

	3,783	2,705	2,003	1,035	716
Small business commercial - domestic	153	169	152	105	108

Total commercial	3,936	2,874	2,155	1,140	824

Total nonperforming loans and leases	9,156	7,333	5,597	3,180	2,284
Foreclosed properties	593	494	351	192	108

Total nonperforming assets (2, 3, 4)	$ 9,749	$ 7,827	$ 5,948	$ 3,372	$2,392

Loans past due 90 days or more and still accruing (3, 5)	$4,548	$ 4,160	$ 3,736	$ 2,955	$2,798
Nonperforming assets/Total assets (4, 6)	0.57%	0.45%	0.35%	0.21%	0.16%
Nonperforming assets/Total loans, leases and foreclosed properties (4, 6)	1.13	0.90	0.68	0.43	0.32
Nonperforming loans and leases/Total loans and leases outstanding measured at historical cost (6)	1.06	0.84	0.64	0.40	0.30
Allowance for credit losses:
Allowance for loan and lease losses	$17,130	$14,891	$11,588	$ 9,535	$9,060
Reserve for unfunded lending commitments	507	507	518	392	376

Total allowance for credit losses	$17,637	$15,398	$12,106	$ 9,927	$9,436

Allowance for loan and lease losses/Total loans and leases outstanding measured at historical cost (6)	1.98%	1.71%	1.33%	1.21%	1.20%
Allowance for loan and lease losses/Total nonperforming loans and leases measured at historical cost	187	203	207	300	397
Commercial utilized criticized exposure (7)	$28,336	$22,733	$17,553	$10,820	$7,187
Commercial utilized criticized exposure/Commercial utilized exposure (7)	6.15%	5.15%	4.17%	3.05%	2.17%

(1)	Excludes small business commercial—domestic loans.
(2)	Balances do not include nonperforming loans held-for-sale included in other assets of $388 million, $327 million, $188 million, $93 million and $73 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(3)	Balances do not include loans measured at fair value in accordance with SFAS 159. At June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, there were no nonperforming loans measured at fair value in accordance with SFAS 159. At June 30, 2008, there were $81 million of loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159. At March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, there were no loans past due 90 days or more and still accruing interest measured at fair value in accordance with SFAS 159.
(4)	Balances and ratios do not include nonperforming available-for-sale debt securities (at fair value) of $676 million, $789 million, $180 million, $24 million and $27 million at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively. Including nonperforming available-for-sale debt securities (at fair value), nonperforming assets as a percentage of total assets would have been 0.61 percent, 0.50 percent, 0.36 percent, 0.22 percent and 0.16 percent at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(5)	Balances do not include loans held-for-sale past due 90 days or more and still accruing interest included in other assets of $32 million, $69 million, $79 million and $8 million at June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
(6)	Ratios do not include loans measured at fair value in accordance with SFAS 159 of $5.0 billion, $5.1 billion, $4.6 billion, $4.5 billion and $3.6 billion at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.
(7)	Criticized exposure and ratios exclude assets held-for-sale and exposure measured at fair value in accordance with SFAS 159. Including assets held-for-sale and commercial loans measured at fair value, the ratios would have been 6.61 percent, 6.12 percent, 4.77 percent, 3.65 percent and 2.25 percent at June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007, respectively.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007		Third Quarter 2007		Second Quarter 2007
Held Basis	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$ 151	0.24%	$ 66	0.10%	$ 27	0.04%	$ 13	0.02%	$ 11	0.02%
Credit card - domestic	976	6.36	847	5.39	738	4.87	712	4.91	807	5.76
Credit card - foreign	132	3.21	109	2.87	108	2.99	96	3.19	86	2.88
Home equity	923	3.09	496	1.71	179	0.63	50	0.20	28	0.12
Direct/Indirect consumer	660	3.22	555	2.84	456	2.41	353	1.92	285	1.68
Other consumer	83	8.47	86	8.61	96	9.08	78	7.18	56	5.14

Total consumer	2,925	2.17	2,159	1.58	1,604	1.17	1,302	0.99	1,273	1.03

Commercial - domestic (3)	70	0.14	77	0.16	64	0.13	11	0.03	29	0.08
Commercial real estate	136	0.88	107	0.70	17	0.12	28	0.28	(1)	(0.01)
Commercial lease financing	6	0.11	15	0.27	17	0.31	(3)	(0.07)	(11)	(0.21)
Commercial - foreign	5	0.06	(7)	(0.10)	2	0.03	(4)	(0.06)	6	0.10

	217	0.28	192	0.26	100	0.13	32	0.05	23	0.04
Small business commercial - domestic	477	9.53	364	7.31	281	5.82	239	5.38	199	4.80

Total commercial	694	0.84	556	0.69	381	0.47	271	0.42	222	0.37

Total net charge-offs	$3,619	1.67	$2,715	1.25	$1,985	0.91	$1,573	0.80	$1,495	0.81

By Business Segment
Global Consumer and Small Business Banking (4)	$4,721	5.16%	$3,693	4.09%	$3,033	3.41%	$2,687	3.21%	$2,662	3.37%
Global Corporate and Investment Banking	318	0.39	328	0.41	214	0.26	114	0.17	74	0.12
Global Wealth and Investment Management	92	0.42	52	0.24	28	0.13	16	0.08	4	0.03
All Other (4)	(1,512)	(6.89)	(1,358)	(5.34)	(1,290)	(4.81)	(1,244)	(4.74)	(1,245)	(4.94)

Total net charge-offs	$3,619	1.67	$2,715	1.25	$1,985	0.91	$1,573	0.80	$1,495	0.81

Supplemental managed basis data
Credit card - domestic	$2,414	6.36%	$2,068	5.48%	$1,816	4.90%	$1,707	4.76%	$1,786	5.17%
Credit card - foreign	337	4.11	304	3.84	322	4.06	317	4.24	313	4.31

Total credit card managed net losses	$2,751	5.96	$2,372	5.19	$2,138	4.75	$2,024	4.67	$2,099	5.02

Total commercial managed net losses	$ 694	0.84%	$ 556	0.69%	$ 381	0.47%	$ 271	0.42%	$ 222	0.37%
Total managed net losses	5,268	2.15	4,140	1.69	3,306	1.34	2,839	1.27	2,766	1.31

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $3 million, home equity $4 million, commercial - domestic $3 million, commercial real estate $8 million and small business commercial - domestic $2 million for the three months ended June 30, 2008; on residential mortgage $2 million, home equity $3 million, commercial - domestic $3 million, commercial real estate $8 million and small business commercial - domestic $3 million for the three months ended March 31, 2008; and on residential mortgage $2 million, home equity $8 million, direct/indirect consumer $2 million, commercial - domestic $29 million, commercial real estate $27 million, commercial lease financing $2 million and small business commercial - domestic $5 million for the three months ended December 31, 2007. The impact of SOP 03-3 was not material for the three months ended September 30, 2007 and June 30, 2007. Refer to Exhibit A on page 48 for a reconciliation of net charge-offs and net charge-off ratios to the net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Excludes small business commercial - domestic loans.
(4)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Six Months Ended June 30
	2008		2007
Held Basis	Amount	Percent	Amount	Percent
Residential mortgage	$ 217	0.17%	$ 17	0.01%
Credit card - domestic	1,823	5.87	1,613	5.71
Credit card - foreign	241	3.05	174	3.04
Home equity	1,419	2.41	45	0.10
Direct/Indirect consumer	1,215	3.03	564	1.72
Other consumer	169	8.54	104	4.42

Total consumer	5,084	1.88	2,517	1.05

Commercial - domestic (3)	147	0.15	53	0.07
Commercial real estate	243	0.79	2	0.01
Commercial lease financing	21	0.19	(12)	(0.12)
Commercial - foreign	(2)	(0.02)	3	0.03

	409	0.27	46	0.04
Small business commercial - domestic	841	8.42	359	4.51

Total commercial	1,250	0.77	405	0.34

Total net charge-offs	$6,334	1.46	$2,922	0.81

By Business Segment:
Global Consumer and Small Business Banking (4)	$8,414	4.63%	$5,095	3.29%
Global Corporate and Investment Banking	646	0.40	176	0.14
Global Wealth and Investment Management	144	0.33	22	0.07
All Other (4)	(2,870)	(6.06)	(2,371)	(4.95)

Total net charge-offs	$6,334	1.46	$2,922	0.81

Supplemental managed basis data
Credit card - domestic	$4,482	5.92%	$3,437	4.99%
Credit card - foreign	641	3.97	615	4.34

Total credit card managed net losses	$5,123	5.58	$4,052	4.88

Total commercial managed net losses	$1,250	0.77%	$ 405	0.34%
Total managed net losses	9,408	1.92	5,338	1.29

(1)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases measured at historical cost during the period for each loan and lease category.
(2)	Net charge-offs include the impact of SOP 03-3 which decreased net charge-offs on residential mortgage $5 million, home equity $7 million, commercial - domestic $6 million, commercial real estate $16 million and small business commercial-domestic $5 million for the six months ended June 30, 2008. The impact of SOP 03-3 was not material for the six months ended June 30, 2007. Refer to Exhibit A on page 48 for a reconciliation of net charge-offs and net charge-off ratios to net charge-offs and net charge-off ratios excluding the impact of SOP 03-3.
(3)	Excludes small business commercial - domestic loans.
(4)	Global Consumer and Small Business Banking is presented on a managed basis, specifically Card Services. The securitization offset is included within All Other.

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	June 30 2008		March 31 2008		June 30 2007
Allowance for loan and lease losses	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)	Amount	Percent of loans and leases outstanding (1)
Residential mortgage	$ 792	0.34%	$ 394	0.15%	$ 201	0.07%
Credit card - domestic	3,210	5.17	3,182	5.27	2,891	5.07
Credit card - foreign	474	2.86	472	3.04	354	2.90
Home equity	3,812	3.14	2,549	2.15	248	0.26
Direct/Indirect consumer	2,964	3.49	2,485	3.10	1,597	2.29
Other consumer	185	4.81	162	4.06	173	3.98

Total consumer	11,437	2.18	9,244	1.70	5,464	1.07

Commercial - domestic (2)	3,844	1.74	3,878	1.86	2,454	1.49
Commercial real estate	1,333	2.12	1,206	1.92	604	1.63
Commercial lease financing	199	0.87	227	1.03	190	0.95
Commercial - foreign	317	0.91	336	1.08	348	1.46

Total commercial (3)	5,693	1.67	5,647	1.74	3,596	1.47

Allowance for loan and lease losses	17,130	1.98	14,891	1.71	9,060	1.20
Reserve for unfunded lending commitments	507		507		376

Allowance for credit losses	$17,637		$15,398		$9,436

(1)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding measured at historical cost for each loan and lease category. Ratios do not include certain commercial loans measured at fair value in accordance with SFAS 159 . Loans measured at fair value include commercial - domestic loans of $3.5 billion, $3.9 billion and $2.6 billion, commercial - foreign loans of $1.3 billion, $949 million and $795 million, and commercial real estate loans of $176 million, $240 million and $198 million at June 30, 2008, March 31, 2008 and June 30, 2007.
(2)	Includes allowance for small business commercial - domestic loans of $2.1 billion, $2.0 billion and $917 million at June 30, 2008, March 31, 2008 and June 30, 2007.
(3)	Includes allowance for loan and lease losses for impaired commercial loans of $417 million, $242 million and $56 million at June 30, 2008, March 31, 2008 and June 30, 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Global Consumer and Small Business Banking - Reconciliation

(Dollars in millions)

	Six Months Ended June 30, 2008			Six Months Ended June 30, 2007			Second Quarter 2008
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 15,699	$ (4,195)	$ 11,504	$ 14,113	$ (3,871)	$10,242	$ 8,015	$ (2,140)	$ 5,875
Noninterest income:
Card income	5,285	1,261	6,546	4,977	1,632	6,609	2,560	557	3,117
Service charges	3,309	—	3,309	2,865	—	2,865	1,743	—	1,743
Mortgage banking income	1,065	—	1,065	599	—	599	409	—	409
All other income	1,040	(126)	914	598	(151)	447	365	(61)	304

Total noninterest income	10,699	1,135	11,834	9,039	1,481	10,520	5,077	496	5,573

Total revenue, net of interest expense	26,398	(3,060)	23,338	23,152	(2,390)	20,762	13,092	(1,644)	11,448

Provision for credit losses	13,000	(3,060)	9,940	5,505	(2,390)	3,115	6,545	(1,644)	4,901
Noninterest expense	10,426	—	10,426	9,593	—	9,593	5,293	—	5,293

Income before income taxes	2,972	—	2,972	8,054	—	8,054	1,254	—	1,254
Income tax expense (3)	1,068	—	1,068	2,965	—	2,965	442	—	442

Net income	$ 1,904	$ —	$ 1,904	$ 5,089	$ —	$ 5,089	$ 812	$ —	$ 812

Balance sheet
Average - total loans and leases	$365,581	$(106,307)	$259,274	$312,701	$(101,841)	$210,860	$368,136	$(107,438)	$260,698
Period end - total loans and leases	364,535	(108,521)	256,014	324,452	(102,752)	221,700	364,535	(108,521)	256,014

	First Quarter 2008			Fourth Quarter 2007			Third Quarter 2007
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$ 7,684	$ (2,055)	$ 5,629	$ 7,449	$ (2,071)	$ 5,378	$ 7,252	$ (2,085)	$ 5,167
Noninterest income:
Card income	2,725	704	3,429	2,625	828	3,453	2,587	896	3,483
Service charges	1,566	—	1,566	1,624	—	1,624	1,519	—	1,519
Mortgage banking income	656	—	656	490	—	490	244	—	244
All other income	675	(65)	610	374	(67)	307	371	(70)	301

Total noninterest income	5,622	639	6,261	5,113	761	5,874	4,721	826	5,547

Total revenue, net of interest expense	13,306	(1,416)	11,890	12,562	(1,310)	11,252	11,973	(1,259)	10,714

Provision for credit losses	6,455	(1,416)	5,039	4,296	(1,310)	2,986	3,122	(1,259)	1,863
Noninterest expense	5,133	—	5,133	5,509	—	5,509	4,969	—	4,969

Income before income taxes	1,718	—	1,718	2,757	—	2,757	3,882	—	3,882
Income tax expense (3)	626	—	626	861	—	861	1,437	—	1,437

Net income	$ 1,092	$ —	$ 1,092	$ 1,896	$ —	$ 1,896	$ 2,445	$ —	$ 2,445

Balance sheet
Average - total loans and leases	$363,026	$(105,176)	$257,850	$353,144	$(105,091)	$248,053	$331,656	$(104,317)	$227,339
Period end - total loans and leases	364,316	(107,847)	256,469	359,983	(102,967)	257,016	337,784	(103,542)	234,242

							Second Quarter 2007
							Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)							$ 7,109	$ (1,981)	$ 5,128
Noninterest income:
Card income							2,596	793	3,389
Service charges							1,488	—	1,488
Mortgage banking income							297	—	297
All other income							331	(74)	257

Total noninterest income							4,712	719	5,431

Total revenue, net of interest expense							11,821	(1,262)	10,559

Provision for credit losses							3,094	(1,262)	1,832
Noninterest expense							4,910	—	4,910

Income before income taxes							3,817	—	3,817
Income tax expense (3)							1,395	—	1,395

Net income							$ 2,422	$ —	$ 2,422

Balance sheet
Average - total loans and leases							$317,247	$(101,905)	$215,342
Period end - total loans and leases							324,452	(102,752)	221,700

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

The Corporation reports Global Consumer and Small Business Banking's results, specifically Card Services, on a managed basis. This basis of presentation excludes the Corporation's securitized mortgage and home equity portfolios for which the Corporation retains servicing. Reporting on a managed basis is consistent with the way that management evaluates the results of Global Consumer and Small Business Banking. Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. Loan securitization removes loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualified special purpose entity which is excluded from the Corporation’s Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States (GAAP).

The performance of the managed portfolio is important in understanding Global Consumer and Small Business Banking’s and Card Services’ results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, retained excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. Global Consumer and Small Business Banking’s managed income statement line items differ from a held basis reported as follows:

•	Managed net interest income includes Global Consumer and Small Business Banking’s net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•	Managed noninterest income includes Global Consumer and Small Business Banking’s noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record managed net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also includes the impact of adjustments to the interest-only strip that are recorded in card income as management continues to manage this impact within Global Consumer and Small Business Banking.

•	Provision for credit losses represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Six Months Ended June 30, 2008			Six Months Ended June 30, 2007			Second Quarter 2008
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (4,017)	$ 4,195	$ 178	$ (3,618)	$ 3,871	$ 253	$ (2,035)	$ 2,140	$ 105
Noninterest income:
Card income	1,259	(1,261)	(2)	1,397	(1,632)	(235)	595	(557)	38
Equity investment income	978	—	978	2,615	—	2,615	710	—	710
Gains on sales of debt securities	351	—	351	63	—	63	131	—	131
All other income (loss)	(355)	126	(229)	(101)	151	50	(101)	61	(40)

Total noninterest income	2,233	(1,135)	1,098	3,974	(1,481)	2,493	1,335	(496)	839

Total revenue, net of interest expense	(1,784)	3,060	1,276	356	2,390	2,746	(700)	1,644	944

Provision for credit losses	(2,408)	3,060	652	(2,626)	2,390	(236)	(1,197)	1,644	447
Merger and restructuring charges	382	—	382	186	—	186	212	—	212
All other noninterest expense	130	—	130	361	—	361	17	—	17

Income before income taxes	112	—	112	2,435	—	2,435	268	—	268
Income tax expense (benefit) (3)	51	—	51	741	—	741	(11)	—	(11)

Net income	$ 61	$ —	$ 61	$ 1,694	$ —	$ 1,694	$ 279	$ —	$ 279

Balance sheet
Average - total loans and leases	$ 95,248	$106,307	$201,555	$ 96,672	$101,841	$198,513	$ 88,251	$107,438	$195,689
Period end - total loans and leases	73,130	108,521	181,651	107,429	102,752	210,181	73,130	108,521	181,651

	First Quarter 2008			Fourth Quarter 2007			Third Quarter 2007
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$ (1,982)	$ 2,055	$ 73	$ (2,042)	$ 2,071	$ 29	$ (1,986)	$ 2,085	$ 99
Noninterest income:
Card income	664	(704)	(40)	680	(828)	(148)	739	(896)	(157)
Equity investment income	268	—	268	278	—	278	852	—	852
Gains on sales of debt securities	220	—	220	110	—	110	7	—	7
All other income (loss)	(254)	65	(189)	754	67	821	(219)	70	(149)

Total noninterest income	898	(639)	259	1,822	(761)	1,061	1,379	(826)	553

Total revenue, net of interest expense	(1,084)	1,416	332	(220)	1,310	1,090	(607)	1,259	652

Provision for credit losses	(1,211)	1,416	205	(1,294)	1,310	16	(1,290)	1,259	(31)
Merger and restructuring charges	170	—	170	140	—	140	84	—	84
All other noninterest expense	113	—	113	(21)	—	(21)	(232)	—	(232)

Income (loss) before income taxes	(156)	—	(156)	955	—	955	831	—	831
Income tax expense (3)	62	—	62	127	—	127	210	—	210

Net income (loss)	$ (218)	$ —	$ (218)	$ 828	$ —	$ 828	$ 621	$ —	$ 621

Balance sheet
Average - total loans and leases	$102,245	$105,176	$207,421	$106,431	$105,091	$211,522	$104,058	$104,317	$208,375
Period end - total loans and leases	96,472	107,847	204,319	107,580	102,967	210,547	102,002	103,542	205,544

							Second Quarter 2007
							Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)							$ (1,883)	$ 1,981	$ 98
Noninterest income:
Card income							676	(793)	(117)
Equity investment income							1,719	—	1,719
Gains on sales of debt securities							2	—	2
All other income (loss)							(147)	74	(73)

Total noninterest income							2,250	(719)	1,531

Total revenue, net of interest expense							367	1,262	1,629

Provision for credit losses							(1,313)	1,262	(51)
Merger and restructuring charges							75	—	75
All other noninterest expense							(50)	—	(50)

Income before income taxes							1,655	—	1,655
Income tax expense (3)							584	—	584

Net income							$ 1,071	$ —	$ 1,071

Balance sheet
Average - total loans and leases							$101,093	$101,905	$202,998
Period end - total loans and leases							107,429	102,752	210,181

(1)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Consumer and Small Business Banking securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations - continued

Reconciliation of Net Charge-offs and Net Charge-off Ratios to Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3 (1, 2)

Net Charge-offs and Net Charge-off Ratios As Reported

	Six Months Ended June 30, 2008		Second Quarter 2008		First Quarter 2008		Fourth Quarter 2007
(Dollars in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$ 217	0.17%	$ 151	0.24%	$ 66	0.10%	$ 27	0.04%
Credit card - domestic	1,823	5.87	976	6.36	847	5.39	738	4.87
Credit card - foreign	241	3.05	132	3.21	109	2.87	108	2.99
Home equity	1,419	2.41	923	3.09	496	1.71	179	0.63
Direct/Indirect consumer	1,215	3.03	660	3.22	555	2.84	456	2.41
Other consumer	169	8.54	83	8.47	86	8.61	96	9.08

Total consumer	5,084	1.88	2,925	2.17	2,159	1.58	1,604	1.17

Commercial - domestic	147	0.15	70	0.14	77	0.16	64	0.13
Commercial real estate	243	0.79	136	0.88	107	0.70	17	0.12
Commercial lease financing	21	0.19	6	0.11	15	0.27	17	0.31
Commercial - foreign	(2)	(0.02)	5	0.06	(7)	(0.10)	2	0.03

	409	0.27	217	0.28	192	0.26	100	0.13
Small business commercial - domestic	841	8.42	477	9.53	364	7.31	281	5.82

Total commercial	1,250	0.77	694	0.84	556	0.69	381	0.47

Total net charge-offs	$6,334	1.46	$3,619	1.67	$2,715	1.25	$1,985	0.91

Impact of SOP 03-3

Residential mortgage	$ 5		$ 3		$ 2		$ 2
Credit card - domestic	—		—		—		—
Credit card - foreign	—		—		—		—
Home equity	7		4		3		8
Direct/Indirect consumer	—		—		—		2
Other consumer	—		—		—		—

Total consumer	12		7		5		12

Commercial - domestic	6		3		3		29
Commercial real estate	16		8		8		27
Commercial lease financing	—		—		—		2
Commercial - foreign	—		—		—		—

	22		11		11		58
Small business commercial - domestic	5		2		3		5

Total commercial	27		13		14		63

Total net charge-offs	$ 39		$ 20		$ 19		$ 75

Net Charge-offs and Net Charge-off Ratios Excluding the Impact of SOP 03-3

Residential mortgage	$ 222	0.17%	$ 154	0.24%	$ 68	0.10%	$ 29	0.04%
Credit card - domestic	1,823	5.87	976	6.36	847	5.39	738	4.87
Credit card - foreign	241	3.05	132	3.21	109	2.87	108	2.99
Home equity	1,426	2.42	927	3.10	499	1.72	187	0.66
Direct/Indirect consumer	1,215	3.03	660	3.22	555	2.84	458	2.41
Other consumer	169	8.54	83	8.47	86	8.61	96	9.08

Total consumer	5,096	1.88	2,932	2.18	2,164	1.59	1,616	1.18

Commercial - domestic	153	0.16	73	0.15	80	0.17	93	0.19
Commercial real estate	259	0.84	144	0.93	115	0.75	44	0.30
Commercial lease financing	21	0.19	6	0.11	15	0.27	19	0.34
Commercial - foreign	(2)	(0.02)	5	0.06	(7)	(0.10)	2	0.03

	431	0.28	228	0.29	203	0.27	158	0.21
Small business commercial - domestic	846	8.48	479	9.58	367	7.36	286	5.91

Total commercial	1,277	0.78	707	0.86	570	0.71	444	0.55

Total net charge-offs	$6,373	1.47	$3,639	1.67	$2,734	1.26	$2,060	0.95

(1)	Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases measured at historical cost during the period for each loan category. The impact of SOP 03-3 on average outstanding loans and leases for the six months ended June 30, 2008, and the three months ended June 30, 2008, March 31, 2008 and December 31, 2007 was not material.
(2)	The impact of SOP 03-3 was not material for the six months ended June 30, 2007, and the three months ended June 30, 2007 and September 30, 2007.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit B:	Countrywide Financial Corporation Selected Data - (results are not part of Bank of America second quarter results)

COUNTRYWIDE FINANCIAL CORPORATION

MORTGAGE SERVICING RIGHTS

(in thousands)

	Six Months Ended June 30		% Change
	2008	2007
	(unaudited)
Mortgage Servicing Rights, at Estimated Fair Value
Balance at beginning of period	$18,958,180	$16,172,064	17%
Additions:
Servicing resulting from transfers of financial assets	1,730,344	4,156,287	(58)%
Purchases of servicing assets	7,420	184,511	(96)%

Total additions	1,737,764	4,340,798	(60)%
Less sale of MSRs	(1,307,571)	—	n/m
Change in fair value:
Due to changes in valuation inputs or assumptions used in valuation model (1)	435,295	1,231,513	(65)%
Other changes in fair value (2)	(1,421,278)	(1,657,007)	(14)%

Balance at end of period	$18,402,390	$20,087,368	(8)%

(1)	Principally reflects changes in discount rates and prepayment speed assumptions, primarily due to changes in interest rates.
(2)	Represents changes due to realization of expected cash flows.

n/m = not meaningful

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit B:	Countrywide Financial Corporation Selected Data – continued (results are not part of Bank of America second quarter results)

COUNTRYWIDE FINANCIAL CORPORATION

SELECTED OPERATING DATA

(dollar amounts in millions)

	Three Months Ended June 30%			Six Months Ended June 30%
	2008	2007	Change	2008	2007	Change
	(unaudited)			(unaudited)
Production by segment:
Mortgage Banking	$ 55,170	$123,068	(55)%	$122,540	$ 233,635	(48)%
Banking Operations	3,646	4,461	(18)%	9,286	7,029	32%
Capital Markets - conduit acquisitions	196	2,634	(93)%	199	4,463	(96)%

Total Mortgage Loan Fundings	59,012	130,163	(55)%	132,025	245,127	(46)%
Commercial real estate	54	2,901	(98)%	130	4,912	(97)%

Total Loan Fundings	$ 59,066	$133,064	(56)%	$132,155	$ 250,039	(47)%

Number of loans produced	289,912	685,370	(58)%	637,849	1,280,904	(50)%

Mortgage Loan Fundings by Product:
Government Fundings	$ 18,702	$ 5,685	229%	$ 28,893	$ 9,224	213%
ARM Fundings	6,839	34,690	(80)%	19,019	75,648	(75)%
Home Equity Fundings	1,163	10,596	(89)%	3,384	21,135	(84)%
Nonprime Fundings	—	5,721	(100)%	—	13,602	(100)%

Mortgage Loan Fundings by Purpose:
Non-purchase	$ 33,818	$ 74,916	(55)%	$ 86,137	$ 146,714	(41)%
Purchase	25,194	55,247	(54)%	45,888	98,413	(53)%

	$ 59,012	$130,163	(55)%	$132,025	$ 245,127	(46)%

				June 30%
				2008	2007	Change
Mortgage loan pipeline
(loans-in-process)				$ 25,727	$ 68,533	(62)%

Loan servicing portfolio (1)				$1,485,285	$1,415,472	5%

Number of loans serviced (1)				8,948,553	8,737,534	2%

MSR portfolio (2)				$1,365,869	$1,304,250	5%

Assets of Banking Operations				106,580	89,910	19%

Workforce Head Count (3)				49,979	60,427	(17)%

(1)	Includes loans held for sale, loans held for investment and loans serviced for others, including those under subservicing agreements.
(2)	Represents loan servicing portfolio reduced by loans held for sale, loans held for investment and subservicing.
(3)	Workforce Head Count includes full-time employees, contract, and temporary help.

This information is preliminary and based on company data available at the time of the presentation.	50

Appendix: Selected Slides from the

Second Quarter 2008 Earnings Release Presentation

This information is preliminary and based on company data available at the time of the presentation.	51

Key Capital Markets Risk Exposures

($ in millions) Exposures

6/30/2008 3/31/2008

Leveraged lending related:

Net new commitments 3,207

Prior commitments – funded/terminated/changed (3,039)

EOP Unfunded commitments 4,061 3,893

Net new additions 122

Sold or syndicated (3,518)

EOP Funded commitments 6,154 9,550

Net writedown (64) (439)

Capital markets commercial mortgage related:

Unfunded commitments 717 877

Funded commitments 8,487 11,144

Net writedown (79) (191)

Other capital markets commercial mortgage writedowns (184)

Super Senior CDO and other subprime related:

Super senior subprime, net of insurance 3,501 5,935

Super senior nonsubprime, net of insurance 3,260 3,350

Retained positions from terminated deals 1,667 264

Net writedown (645) (1,465)

Consumer Asset Quality Key Indicators – Managed Basis

($ in millions)

Credit Card Home Equity Residential Mortgage Other 1 Total Consumer 2Q08 1Q08 2Q08 1Q08 2Q08 1Q08 2Q08 1Q08 2Q08 1Q08

Loans EOP $ 187,162 $183,758 $ 121,523 $118,505 $ 238,861 $269,727 $ 89,816 $ 85,430 $ 637,362 $657,420 Loans Avg 185,659 183,694 120,386 116,748 259,675 274,263 87,680 84,210 653,400 658,915

Net losses $ 2,751 $ 2,372 $ 923 $ 496 $ 151 $ 66 $ 749 $ 650 $ 4,574 $ 3,584 % of avg loans 5.96% 5.19% 3.08% 1.71% 0.23% 0.10% 3.43% 3.10% 2.82% 2.19%

90+ Performing DPD 2 $ 5,278 $ 5,192 N/A N/A $ 278 $ 248 $ 1,006 $ 869 $ 6,562 $ 6,309 % of Loans 2.82% 2.83 % N/A N/A 0.12% 0.09% 1.12% 1.02% 1.03% 0.96%

Nonperforming loans 3 N/A N/A $ 1,851 $ 1,786 $ 3,269 $ 2,576 $ 100 $ 97 $ 5,220 $ 4,459 % of Loans 3 N/A N/A 1.52% 1.51% 1.39% 0.97% 0.11% 0.11% 1.00% 0.82%

Allowance for loan losses 3 $ 3,684 $ 3,654 $ 3,812 $ 2,549 $ 792 $ 394 $ 3,150 $ 2,647 $ 11,438 $ 9,244 % of Loans 3 4.68% 4.81% 3.14% 2.15% 0.34% 0.15% 3.55% 3.14% 2.18% 1.70%

Avg. refreshed (C)LTV N/A N/A 78 74 65 62 N/A N/A N/A N/A 90%+ refreshed (C)LTV N/A N/A 35 26 16 10 N/A N/A N/A N/A Avg. refreshed FICO 4 686 685 716 718 733 733 N/A N/A N/A N/A % below 620 FICO 4 16% 16% 10% 10% 6% 6 % N/A N/A N/A N/A

1	Other primarily consists of the following portfolios of loans: Consumer lending and dealer financial services.
2	Includes loans delinquent more than 90 days old and still accruing interest.

3 Nonperforming loans and allowance for loan losses, as well as their corresponding ratios are presented on a held basis.

4	Credit card shown on a managed, domestic basis.

Consumer Real Estate Asset Quality – Managed Basis

Home Equity

• Net loss ratio climbed 137 basis points from 1Q08 to 3.08%

– Net losses of $923 million driven by high CLTV loans

– Loans with >90% CLTV represents 35% of portfolio

– 17% in first lien position, 27% have a first lien position with BAC in front of BAC second

– CA and FL represent 41% of the portfolio

• Allowance was increased to cover 3.14% of loans

• Nonperforming loans were largely unchanged at 1.52% of loans

• 30+ performing delinquencies improved 6 basis points to 1.27%

Residential Mortgage

• Net loss ratio climbed 13 basis points from 1Q08 to .23%

– Net losses of $151 million largely driven by CRA portfolio (8% of loans) and housing stressed states

– Loans with >90% CLTV represents 16% of portfolio

– CA and FL represent 41% of the portfolio

• Allowance was increased to cover .34% of loans

• Nonperforming loans increased $693 million to 1.39% of loans

• 30+ performing delinquencies increased to 2.07%

Other Consumer Lending Asset Quality – Managed Basis

Consumer Credit Card

• Net loss ratio climbed 77 basis points to 5.96%

– Increase centered in geographies of housing stress

• 30+ delinquencies improved 8 basis points to 5.53% of loans

• 90+ delinquencies improved 1 basis point to 2.82% of loans

• CA and FL represent 24% of the domestic card portfolio

Commercial Asset Quality Key Indicators 1

($ in millions)

Commercial Real Commercial Lease

Commercial 2 Estate Small Business Financing Total Commercial 2Q08 1Q08 2Q08 1Q08 2Q08 1Q08 2Q08 1Q08 2Q08 1Q08

Loans EOP $ 235,541 $219,171 $ 62,897 $ 62,739 $ 19,908 $ 20,142 $ 22,815 $ 22,132 $ 341,161 $324,184 Loans Avg 227,488 218,467 62,640 61,890 20,123 20,022 22,276 22,227 332,527 322,606

Net charge-offs $ 75 $ 70 $ 136 $ 107 $ 477 $ 364 $ 6 $ 15 $ 694 $ 556 % of avg loans 0.13% 0.13% 0.88% 0.70% 9.53% 7.31% 0.11% 0.27% 0.84% 0.69%

90+ Performing DPD $ 278 $ 191 $ 262 $ 223 $ 594 $ 547 $ 27 $ 32 $ 1,161 $ 993 % of Loans 0.12% 0.09% 0.42% 0.36% 2.98% 2.72% 0.12% 0.14% 0.34% 0.31%

Nonperforming loans $ 1,127 $ 1,034 $ 2,616 $ 1,627 $ 153 $ 169 $ 40 $ 44 $ 3,936 $ 2,874 % of Loans 0.48% 0.47% 4.16% 2.59% 0.77% 0.84% 0.18% 0.20% 1.15% 0.89%

Allowance for loan losses $ 2,083 $ 2,180 $ 1,333 $ 1,206 $ 2,078 $ 2,034 $ 199 $ 227 $ 5,693 $ 5,647 % of Loans 0.88% 0.99% 2.12% 1.92% 10.44% 10.10% 0.87% 1.03% 1.67% 1.74%

Criticized Utilized Exposure 3 $ 15,630 $ 11,857 $ 10,776 $ 9,208 $ 1,060 $ 1,021 $ 870 $ 647 $ 28,336 $ 22,733 % of Total Exposure 4.48% 3.59% 15.62% 13.36% 5.29% 5.04% 3.81% 2.92% 6.15% 5.15%

• Homebuilder utilized balances at 6/30/08, included in commercial real estate, down slightly from 1Q08 to $13 billion. These utilized balances are included in total binding exposure which was $19 billion.

– Criticized utilized exposure increased $863 million to $7.5 billion (57% of utilized exposure)

– NPAs rose $868 million to $2.2 billion

– 2Q08 charge-offs of $130 million (vs $107 million in 1Q08)

1	Does not include certain commercial loans measured at fair value in accordance with SFAS 159.
2	Includes Commercial – Domestic and Commercial – Foreign.
3	Excludes Assets Held for Sale.

Countrywide Operational Update

• Transaction closed July 1, 2008

• Consumer real estate headquarters will be in Calabasas

• Barbara Desoer named as consumer real estate executive based in California

• Management teams largely in place with balance between both legacy organizations

• Announced 7,500 positions to be reduced as a result of the acquisition

• Operational consolidation on track:

Consolidated many back office and risk management operational activities

Aligning deposit pricing with Bank of America processes

Consolidated much of the capital markets platforms immediately

Implementing management and sales routines across all products

Business model commitments

Reaffirmed commitment to Wholesale and Correspondent channels in mortgage

Will continue to offer Conforming loans underwritten to standard guidelines of government-sponsored enterprises and the government including CRA

No subprime mortgage origination

Discontinue certain nontraditional mortgages, including option-ARMs, and significantly curtail use of low documentation loans

Expect to modify or workout $40 billion in troubled mortgage loans over the next 2 years

Creating $35 million “Neighborhood Preservation Program” for counseling and foreclosure prevention

Countrywide 2Q08 Preliminary Results

• Recorded a $2.3 billion loss in 2Q08

• Countrywide 2Q08 charges include:

$2.3 billion provision for credit losses

$760 million provision for rep and warranties

$630 million losses from securities impairments and capital markets activities

• Production in the quarter of $59 billion down from 1Q08

Purchase volumes increased 22%

Refi volumes dropped 35%

• Servicing portfolio held steady at $1.485 trillion

Countrywide Cost Savings and Other Impacts Update

Expect to exceed original cost save target

Announcement - $670 million after tax, fully realized in 2011

Now expected to be $900 million after tax, fully realized in 2011

Cost saves equal 13% of combined legacy consumer real estate and insurance base

Merger related expense still targeted at $1.2 billion after tax

2/3rds expected to impact the income statement

1/3rd expected to be capitalized in purchase accounting

Incurred through 2010 with bulk in 2009

Preliminary Countrywide Results

($ in millions)

Quarters ended Six months ended

June 30, 2008 June 30, 2007 March 31, 2008 June 30, 2008 June 30, 2007

Net interest income $ 656 $ 728 $ 731 $ 1,387 $ 1,459

Noninterest income:

(Loss) gain on sale of loans (127) 1,494 289 162 2,727

Net loan servicing fees and other income (23) 100 456 433 199

Net insurance premiums 485 352 489 974 687

Loss on AFS securities (468) (5) (24) (492) (4)

Other 185 172 239 424 331

Total noninterest income 52 2,113 1,449 1,501 3,940

Total Revenue 708 2,841 2,180 2,888 5,399

Provision for loan losses 2,331 293 1,501 3,832 445

Noninterest expense 2,193 1,884 2,171 4,364 3,589

Pre - tax income (loss) (3,816) 664 (1,492) (5,308) 1,365

Income tax expense (1,486) 179 (599) (2,085) 446

Net Income (loss) $ (2,330) $ 485 $ (893) $ (3,223) $ 919

Mortgage loan fundings $ 59,012 $ 130,163 $ 73,013 $ 132,025 $ 245,127

Non-purchase 33,818 74,916 52,319 86,137 146,714

Purchase 25,194 55,247 20,694 45,888 98,413

Mortgage loan pipeline 25,727 68,533 45,529

Loan servicing portfolio (1) 1,485,285 1,415,472 1,484,157

MSR portfolio (2) 1,365,869 1,304,250 1,361,945

MSR Value 18,402 20,087 17,155

(1) Includes loans held for sale, loans held for investment and loans serviced for others, including those under subservicing agreements

(2) Represents loan servicing portfolio reduced for loans held for sale, loans held for investment and subservicing

Preliminary Countrywide Balance Sheet

($ in billions)

June 30, 2008 March 31, 2008

Loans:

Held for sale $ 11.8 $ 15.7

Held for investment 99.3 98.6

Total Loans 111.1 114.3

Allowance for loan losses (5.1) (3.4)

Securites purchased under agreement to

resell, securities borrowed and fed funds sold 6.6 7.8

Investments in other financial instruments 18.8 20.9

MSR, at estimated fair value 18.4 17.2

Other assets 22.3 42.2

Total assets $ 172.1 $ 199.0

Deposits $ 62.8 $ 63.3

Securities sold under agreement to repurchase 3.5 17.9

Notes payable 82.3 87.7

Other liabilities 13.1 16.9

Total liabilities 161.7 185.8

Shareholders’ equity 10.4 13.2

Total liabilities and shareholders’ equity $ 172.1 $ 199.0

\

Preliminary Countrywide Purchase Accounting Estimates

($ in billions, except per share amounts)

Purchase price

Countrywide common stock exchanged (in millions) 583

Exchange ratio 0.1822

Corporation’s common stock exchanged (in millions) 106

Purchase price per share of the corporation’s common stock (1) $

38.73

Total purchase price $4.1

Preliminary allocation of the purchase price

Countrywide stockholder’s equity (2) 8.4

Pretax adjustments to reflect assets acquired and liabilities assumed at fair value (3)

Loans (4) (8.1)

Mortgage servicing rights (1.7)

Deferred costs and currency adjustments on loans and debt 1.6

All other (4.6)

Pretax total adjustments (12.8)

Deferred income taxes 4.5

After tax total adjustments (8.3)

Fair value of net assets acquired 0.1

Preliminary goodwill resulting from the Countrywide merger $4.0

(1) The value of the shares of common stock exchanged with Countrywide shareholders was based upon the average of the closing prices of the corporation’s common stock for the period commencing two trading days before, and ending two trading days after January 11, 2008, the date of the Countrywide merger agreement.

(2) The value of the remaining Countrywide shareholder’s equity after the cancellation of the Series B convertible preferred shares owned by the corporation prior to the merger.

(3)Adjustments shown in the preliminary purchase price allocation are based on values within current estimated ranges.

(4) Loan portfolio credit adjustment of $14.3 billion less the allowance for loan and lease losses of $5.1 billion less $1.1 billion of loss exposure for non-impaired loans that will flow through consolidated earnings over time, if incurred.

Preliminary Countrywide Asset Quality – 2Q08

(Loans in billions, other $ in millions)

Mortgage and Home Equity Loans

30+ and

Loans % Loans Net C/O C/O Ratio performing NPL

Prime Firsts $ 29.6 32% $ 107 1.45% 3.8% 6.3%

Prime Pay Options 26.4 29 259 3.92 7.7 12.7

HELOCs 14.5 16 290 7.99 3.2 3.5

Fixed Rate Seconds 18.9 20 182 3.86 3.1 2.1

Sub-prime 2.4 3 91 14.92 18.4 26.7

Total $ 91.8 100% $ 929 4.05% 5.1% 7.4%

Mortgage and Home Equity Loans

Loans

Refreshed Refreshed Refreshed

Loans % Loans % CA /FL Avg. CLTV (1) >90 CLTV (1) Avg. FICO (1)

Prime Firsts $ 29.6 32% 53% 71% 26% 723

Prime Pay Options 26.4 29 66 95 62 680

HELOCs 14.5 16 45 88 50 697

Fixed Rate Seconds 18.9 20 29 91 66 716

Sub-prime 2.4 3 37 90 53 574

Total $ 91.8 100% 50% 85% 48% 703

Defaulted FHA-insured and VA-

guaranteed loans eligible for

repurchase from securities 2.8

Mortgage loans held in SPEs 3.4

Other 1.3

Total Loans Held for Investment $ 99.3

(1) Excludes $6 billion of loans serviced by others. CLTV computed off remaining balances. If computed from values after purchase accounting adjustments the average CLTV percentage for the portfolio would be in the low 70’s.